Registration No. 2-76645
                                                       File No. 811-3430

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                                FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / X /

     PRE-EFFECTIVE AMENDMENT NO. ___                              /   /

     POST-EFFECTIVE AMENDMENT NO. 29                          / X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / X /

     AMENDMENT NO. 27                                         / X /

                    OPPENHEIMER U.S. GOVERNMENT TRUST
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           (Exact Name of Registrant as Specified in Charter)

          Two World Trade Center, New York, New York 10048-0203
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                (Address of Principal Executive Offices)

                             (212) 323-0200
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                     (Registrant's Telephone Number)

                         Andrew J. Donohue, Esq.
                   Oppenheimer Management Corporation
          Two World Trade Center New York, New York 10048-0203
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                 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     /   /  Immediately upon filing pursuant to paragraph (b)

        / X /  On November 1, 1995, pursuant to paragraph (b)

     /   /  60 days after filing pursuant to paragraph (a)(1)

     /   /  On --------, pursuant to paragraph (a)(1)

     /   /  75 days after filing pursuant to paragraph (a)(2)

     /   /  On --------, pursuant to paragraph (a)(2) of
            Rule 485(b)

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   The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended June 30, 1995, was filed on August 28, 1995.

                                FORM N-1A

OPPENHEIMER U.S. GOVERNMENT TRUST

Cross Reference Sheet



Part A of
Form N-1A
Item No.     Prospectus Heading

   1         Front Cover Page
   2         Expenses; Brief Overview of the Fund
   3         Financial Highlights; Performance of the Fund
   4         Front Cover Page; Investment Objective and Policies
   5         Expenses; How the Fund is Managed; Back Cover
   5A        Performance of the Fund
   6         Dividends, Capital Gains and Taxes
   7         How to Buy Shares; Exchanges of Shares; Special Investor
             Services; Service Plan for Class A Shares; Distribution and
             Service Plan for Class B Shares; Distribution and Service
             Plan for Class C Shares; How to Sell Shares
   8         How to Sell Shares; How to Exchange Shares; Special Investor
             Services
   9         *


Part B of
Form N-1A
Item No.     Heading in Statement of Additional Information

   10        Cover Page
   11        Cover Page
   12        *
   13        Investment Objective and Policies; Other Investment
             Techniques and Strategies; Additional Investment Restrictions
   14        How the Fund is Managed - Trustees and Officers of the Fund
   15        How the Fund is Managed - Major Shareholders
   16        How the Fund is Managed; Distribution and Service Plans
   17        Brokerage Policies of the Fund
   18        Additional Information About the Fund
   19        Your Investment Account - How to Buy Shares; How to Sell
             Shares; How to Exchange Shares
   20        Dividends, Capital Gains and Taxes
   21        How the Fund is Managed; Brokerage Policies of the Fund
   22        Performance of the Fund
   23        Financial Statements


________________

* Not applicable or negative answer.

Oppenheimer

U.S. Government Trust



   Prospectus Dated November 1, 1995


   Oppenheimer U.S. Government Trust is a mutual fund with the investment objective of seeking high current income, preservation of capital and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The securities the Fund invests in are described more completely in "Investment Objective and Policies," starting on page 8.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 1, 1995 Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                 (OppenheimerFunds logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

          A B O U T  T H E  F U N D

3         Expenses
5         Brief Overview of the Fund
7         Financial Highlights
10        Investment Objective and Policies
16        How the Fund is Managed
18        Performance of the Fund

          ABOUT YOUR ACCOUNT

21        How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares
33        Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange Plans
          Reinvestment Privilege
          Retirement Plans
35        How to Sell Shares
          By Mail
          By Telephone
          By Checkwriting
37        How to Exchange Shares
39        Shareholder Account Rules and Policies
40        Dividends, Capital Gains and Taxes

A B O U T  T H E  F U N D

Expenses

   The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The calculations are based on the Fund's expenses during its last fiscal year ended June 30, 1995.

     -- Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" from pages 42 through 21 for an explanation of how and when these charges apply.



                         Class A  Class B            Class C
                         Shares   Shares             Shares
Maximum Sales Charge     4.75%    None               None
on Purchases (as a %
of offering price)

Sales Charge on          None     None               None
Reinvested Dividends

Deferred Sales Charge    None(1)  5% in the first    1.0%(2)
(as a % of the lower of           year, declining
the original purchase             to 1% in the
price or redemption               sixth year, and
proceeds)                         eliminated
                                  thereafter(2)
Redemption Fee(3)        None     None               None

Exchange Fee             None     None               None


   1. If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares - Class A Shares" below.
   2. See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares" below.
3. There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemption proceeds paid by check, or ACH transfer through AccountLink, or, with respect to Class A shares only, for which checkwriting privileges are used (see "How to Sell Shares").

     -- Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

     The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are the service plan fees (the maximum service fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares, are the service plan fees of 0.25% and the asset-based sales charges of 0.75%. These plans are described in greater detail in "How to Buy Shares."

     Class B shares were not publicly offered during the Fund's fiscal year ended June 30, 1995. Therefore, the Annual Fund Operating Expenses shown for Class B shares are estimates based on amounts that would have been payable in that period assuming that Class B shares were outstanding during that fiscal ear.


                       Class A    Class B     Class C
                       Shares     Shares      Shares
Management Fees        0.63%      0.63%       0.63%

12b-1 Distribution
Plan Fees              0.24%(1)   1.00%(2)    1.00%(2)

Other Expenses         0.22%      0.26%       0.26%

Total Fund Operating
Expenses               1.09%      1.89%       1.89%


     -- Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:


                    1 year    3 years   5 years   10 years(1)
Class A Shares      $58       $81       $105      $174
Class B Shares      $69       $89       $122      $181
Class C Shares      $29       $59       $102      $221


If you did not redeem your investment, it would incur the following expenses:


                    1 year    3 years   5 years   10 years(1)
Class A Shares      $58       $81       $105      $174
Class B Shares      $19       $59       $102      $181
Class C Shares      $19       $59       $102      $221


   1. The Class B expenses in years 7 through 10 are based on the Class
A expenses shown above, because the Fund automatically converts your Class
B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class
B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For the Class B shareholders, the automatic conversion of Class B shares into Class A is designed to minimize the likelihood that this will occur. Please refer to "How to Buy
Shares" for more information.

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.



A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     -- What is The Fund's Investment Objective? The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity.

     -- What Does the Fund Invest In?  The Fund primarily invests in U.S.
Government Securities, and repurchase agreements on such securities.  The
Fund may write covered calls and use certain hedging instruments approved by its Board of Trustees to try to manage investment risks. U.S.
Government Securities that the Fund invests in include collateralized mortgage obligations ("CMO's") whose payment of principal and interest generated by the pool of mortgages is passed through to the Fund. CMO's may be issued in a variety of classes or series ("tranches") that have different maturities and levels of volatility. The Fund may also invest in "stripped" CMO's or mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of the interest and principal payments. In certain cases, one class will receive all of the interest payments, while the other class will receive all of the principal value on maturity. These investments are more fully explained in "Investment Objective and Policies," starting on page 11.

     -- Who Manages the Fund?  The Fund's investment adviser (the
"Manager") is Oppenheimer Management Corporation. The Manager (including a subsidiary) manages investment company portfolios having over $38 billion in assets at September 30, 1995. The Fund's portfolio manager, David A. Rosenberg, is a Vice President of the Manager and is the person primarily responsible for the selection of the Fund's securities. The
Manager is paid an advisory fee by the Fund, based on the Fund's net assets. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 16 for more information about the Manager and its fees.

     -- How Risky is the Fund? Although U.S. Government Securities involve little credit risk, their values will fluctuate depending on prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term securities. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page 10 for a more complete discussion of the Fund's investment risks.

     -- How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 21 for more details.

     -- Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. Each class has the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charges, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class shares. Please review "How To Buy Shares" starting on page 21 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     -- How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or by writing a check against your current account (available for Class A shares only). Please refer to "How To Sell Shares" on page 35.
The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 37.

     -- How Has the Fund Performed? The Fund measures its performance by quoting a yield, dividend yield, average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the yields and total returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to U.S. Government bond indices, which we have done on page 20. Please remember that past performance does not guarantee future results.


Financial Highlights

   Effective August 16, 1985, the Fund became a long-term government securities fund which has a fluctuating net asset value per share. Prior to that date, the Fund invested only in short-term (maturing in one year or less) U.S. Government Securities and maintained a fixed net asset value of $1.00 per share. The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended June 30, 1995, is included in the Statement of Additional Information. Class B shares were not publicly offered during the periods shown. Accordingly, no information on Class B shares is included in the tables below or in the Fund's other financial statements for the fiscal year ended June 30, 1995.



                              FINANCIAL HIGHLIGHTS




                                          CLASS A
                                          --------------------------------------------------------------------------------------
                                          YEAR ENDED JUNE 30,
                                          1995      1994      1993      1992      1991      1990      1989      1988      1987
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PER SHARE OPERATING DATA:
Net asset value, beginning of period      $9.20     $9.95     $9.73     $9.25     $9.24     $9.54     $9.59     $9.77     $10.17
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                       .68       .67       .68       .69       .83       .90       .91       .90        .84
Net realized and unrealized gain (loss)
on investments and options written          .31      (.74)      .22       .48       .02      (.32)     (.05)     (.18)      (.33)
                                          -----     -----     -----     -----     -----     -----     -----     -----     ------
Total income (loss) from investment
operations                                  .99      (.07)      .90      1.17       .85       .58       .86       .72        .51
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment income       (.68)     (.64)     (.68)     (.69)     (.84)     (.88)     (.91)     (.90)      (.85)
Dividends in excess of net
investment income                           --       (.01)      --        --        --        --        --        --         --
Distributions from net realized gain
on investments and options written          --        --        --        --        --        --        --        --        (.06)
Tax return of capital distribuiton          --       (.03)      --        --        --        --        --        --         --
                                          -----     -----     -----     -----     -----     -----     -----     -----     ------
Total dividends and distributions
to shareholders                            (.68)     (.68)     (.68)     (.69)     (.84)     (.88)     (.91)     (.90)      (.91)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.51     $9.20     $9.95     $9.73     $9.25     $9.24     $9.54     $9.59      $9.77
                                          -----     -----     -----     -----     -----     -----     -----     -----     ------
                                          -----     -----     -----     -----     -----     -----     -----     -----     ------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)       11.22%    (1.17)%    9.55%    13.05%     9.53%     6.34%     9.51%
   7.78%      5.54%

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                           $312,607  $310,027  $380,916  $395,863  $342,220  $264,728  $232,593  $203,857
$216,306
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)        $307,306  $355,698  $401,789  $376,532  $299,144  $253,085  $210,060  $197,834
$207,557
--------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)               32,871    33,685    38,279    40,697    36,987    28,650    24,393    21,252   22,146
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                     7.32%     6.61%     6.90%     7.23%      8.93%     9.60%     9.65%     9.36%
8.73%
Expenses                                  1.09%     1.14%     1.17%     1.17%      1.19%     1.16%     1.19%     1.13%       .99%
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Portfolio turnover rate(5)               303.5%    139.5%     96.8%    207.8%     133.9%    125.5%     76.9%    141.3%
263.0%

     1. For the period from December 1, 1993 (inception of offering) to June 30, 1994.
     2. For the period from August 16, 1985 to June 30, 1986.
     3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
     4. Annualized.
     5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were $1,035,761,462 and $1,044,224,644, respectively.

Investment Objective and Policies

Objective. The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities").

Investment Policies and Strategies. The Fund seeks its investment objective by investing primarily in U.S. Government Securities and repurchase agreements on such securities. U.S. Government Securities include the following:

     -- U.S. Treasury Obligations. These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of two to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States.

     -- Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These are obligations supported by any of the following: (a) the full faith and credit of the U.S. Government, such as Government National Mortgage Association ("Ginnie Mae") modified pass-through certificates as described below, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, such as bonds issued by Federal National Mortgage Association ("Fannie Mae"), (c) the discretionary authority of the U.S. Government to purchase the obligations of the agency or instrumentality, or (d) the credit of the instrumentality, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"). Securities of U.S. Government agencies and instrumentalities that are supported by the discretionary authority of the U.S. Government to purchase such securities and which the Fund may purchase under (c) above include: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Freddie Mac and Fannie Mae.

     -- Mortgage-Backed Securities. Also known as pass-through securities, the homeowner's principal and interest payments pass from the originating bank or savings and loan through the appropriate governmental agency to investors, net of service charges. These pass-through securities include participation certificates of Ginnie Mae, Freddie Mac and Fannie Mae.

     The Statement of Additional Information contains additional information on U.S. Government Securities. The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions. Such securities therefore may be less effective as a means of "locking in" attractive long-term interest rates and may have less potential for appreciation during periods of declining interest rates than conventional bonds with comparable stated maturities. If the Fund buys mortgage-backed securities at a premium, prepayments of principal and foreclosures of mortgages may result in some loss of the Fund's principal investment to the extent of the premium paid.

     As a matter of fundamental policy, the Fund will invest at least 80% of its total assets in U.S. Government Securities, under normal market conditions. The Fund expects that any investments in debt securities other than U.S. Government Securities will be limited to debt securities rated within the four highest rating categories of Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, judged by the Manager to be of comparable quality to debt securities rated within such grades, although it is not a fundamental policy that it do so. Such ratings are known as "investment grade" ratings. The Fund is not obligated to dispose of securities if the rating is reduced below investment grade. There is the increased credit risk potential that issuers other than the U.S. Government or its agencies or instrumentalities may not be able to make interest or principal payments as they become due.

     The Fund may invest in collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO. CMOs may be issued in a variety of classes or series ("tranches") that have different maturities. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

     The Fund may invest in "stripped" mortgage-backed securities or CMOs or other such securities issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities usually have two classes. The classes receive different proportions of the interest and principal distributions on the pool of mortgage assets that act as collateral for the security. In certain cases, one class will receive all of the interest payments (and is known as an "I/O"), while the other class will receive all of the principal value (and is known as a "P/O").

     The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

     As with other bond investments, the value of U.S. Government Securities and mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. The value of mortgage-backed securities may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. Because of these factors, the Fund's share value and yield are not guaranteed and will fluctuate, and there can be no assurance that the Fund's objective will be achieved. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, the Fund may attempt to increase the income it can earn from U.S. Government Securities by writing covered call options against them, when market conditions are appropriate. Writing covered call options is explained below, under "Other Investment Techniques and Strategies."

     The Fund may enter into "forward roll" transactions with banks or other buyers that provide for future delivery of mortgage-backed securities in which the Fund may invest. The Fund would be required to identify cash, U.S. Government securities or other high-grade debt securities to its custodian bank in an amount equal to its purchase payment obligation under the roll.

     -- Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." U.S. Government Securities may be purchased or sold without regard to the length of time they have been held, to attempt to take advantage of short-term differentials in yields. While short-term trading increases portfolio turnover, the Fund incurs little or no brokerage costs for U.S. Government Securities. High portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code to obtain tax deductions for dividends and distributions paid to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

     -- Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more detailed information about these practices, including limitations on their use that may help to reduce some of the risks.

     -- Loans of Portfolio Securities. To attempt to increase its income or to raise cash for liquidity purposes, the Fund may lend its portfolio securities other than in repurchase transactions to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 25% of the Fund's total assets and are subject to certain other conditions described in the Statement of Additional Information. The Fund presently intends that the value of securities loaned will not exceed 5% of the value of the Fund's total assets in the coming year. See "Loans of Portfolio Securities" in the Statement of Additional Information on securities loans.

     -- Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date.
There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. The Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so.

     -- Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, and options on futures, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

     The Fund may buy and sell options and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

     Other hedging strategies, such as buying futures and call options and writing put options, tend to increase the Fund's exposure to the securities market as a temporary substitute for purchasing securities. Writing put options or covered call options may also provide income to the Fund for liquidity purposes or raise cash for the Fund to distribute to shareholders.

     -- Futures. The Fund may buy and sell futures contracts that relate to interest rates (these are referred to as Interest Rate Futures). Interest Rate Futures are described in "Hedging With Options and Futures Contracts" in the Statement of Additional Information.

     -- Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

     The Fund may buy calls only on securities or Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised.
If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

     The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to (1) securities that the Fund owns, or (2) Interest Rate Futures. The Fund can buy a put on an Interest Rate Future whether or not the Fund owns the particular Future in its portfolio. The Fund may write puts on securities or Interest Rate Futures in an amount up to 50% of its total assets only if such puts are covered by segregated liquid assets. In writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.
     The Fund may buy and sell puts and calls only if certain conditions are met: (1) after the Fund writes a call, the Fund may write calls on up to 100% of its total assets if the calls are listed on a domestic securities or commodities exchange or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. (NASDAQ); the limit is 10% of the Fund's total assets for calls that are not listed or quoted; (2) calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on NASDAQ or, in the case of debt securities, traded in the over-the-counter market; (3) each call the Fund writes must be "covered" while it is outstanding: that means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls; (4) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; and (5) a call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

     -- Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

     -- Hedging instruments can be volatile investments and may involve special risks. In the broadest sense, exchange-traded options and futures contracts and other hedging instruments the Fund can use may be defined as "derivative" investments. In general, a derivative investment is a specially-designed investment whose performance is linked to the performance of another investment or security. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

     Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

     -- Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." The Fund may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option future or index. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging," above).

     One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the Manager expected it to perform.
The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that the Fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect the Fund's share price. Certain derivative investments held by the Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited as discussed in the following paragraph.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

     -- make loans; however, the purchase of debt securities which the Fund's investment policies and restrictions permit it to purchase, whether or not subject to repurchase agreements, is permitted; the Fund may also lend securities as described under "Loans of Portfolio Securities";

     -- borrow money in excess of 10% of the value of its assets (and then only as a temporary measure for extraordinary or emergency purposes) or make any investment at a time during which such borrowing exceeds 5% of the value of its assets; no assets of the Fund may be pledged, mortgaged or hypothecated to secure a debt; the escrow arrangements involved in options trading are not considered to involve such a mortgage, hypothecation or pledge; or

     -- enter into repurchase agreements maturing in more than seven days, or invest in securities which are restricted as to resale, securities which are not readily convertible to cash ("illiquid securities") or securities for which market quotations are not readily available if more than 10% of the Fund's total assets would be invested in such securities.

     All of the percentage restrictions described above and elsewhere in this Prospectus apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the Fund's assets have changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.


How the Fund is Managed

Organization and History. The Fund was organized in 1982 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

     The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information on voting of shares.

   The Manager and Its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities and its fees. The agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager and its affiliates currently manages investment companies, including other Oppenheimer funds, with assets of more than $38 billion as of September 30, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     -- Portfolio Manager. The Portfolio Manager of the Fund (who is also a Vice President of the Fund) is David A. Rosenberg, a Vice President of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since January 3, 1994. Mr. Rosenberg also serves as a portfolio manager of other Oppenheimer funds. Previously he was an officer and portfolio manager for Delaware Investment Advisors and for one of its mutual funds.

     -- Fees and Expenses. Under the investment advisory agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.65% of the first $200 million of aggregate net assets, 0.60% of the next $100 million; 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of aggregate net assets over $800 million.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expenses for brokerage. From time to time it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the investment advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

     -- The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     -- The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus or on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately because each class of shares will usually have different performance as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance data may help you see how well your investment has done over time and to compare it to other funds or market indices.

     It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

     -- Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, they include the payment of the maximum initial sales charge. When total returns are shown for Class B and Class C shares, they include the effect of the contingent deferred sales charge that applies to the period for which total return is shown. Total returns may also be quoted at "net asset value," without including the effect of either the front-end or the appropriate contingent deferred sales charge, as applicable, and those returns would be reduced if sales charges were deducted.

     -- Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

   How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended June 30, 1995, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

     -- Management's Discussion of Performance. Between February, 1994 and February, 1995, the Federal Reserve aggressively raised interest rates to attempt to prevent an increase in the rate of inflation. During the last eight months of the Fund's fiscal year ended June 30, 1995, the Manager reduced the average maturity of the U.S. Treasury securities held by the Fund and invested in adjustable rate mortgages in the belief they offered prospects for increasing short-term yields with relatively low risk of volatility. From February, 1995 through June 30, 1995, general interest rates declined and prices of outstanding bonds increased. The Manager responded by reducing the Fund's investments in fixed-rate mortgage-backed securities because of the risk of increased prepayments, and positioned the portfolio to reflect overall a combination of U.S. Treasuries of very short and very long maturities to seek an intermediate average portfolio maturity, and to try to take advantage of a flattening yield curve.

     -- Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A and Class C shares of the Fund held until June 30, 1995; in the case of Class A shares, since August 16, 1985 (the date on which the Fund's investment objective was changed), and in the case of Class C shares, from the inception of the Class on December 1, 1993. In both cases all dividends and capital gains distributions were reinvested in additional shares. The graph reflects the deduction of the 4.75% current maximum initial sales charge on Class A shares and the 1.0% contingent deferred sales charge on Class C shares during the first year. Class B shares were not publicly offered during the Fund's fiscal year ended June 30, 1995. Accordingly, no performance information is presented on Class B shares in the graphs below.

     The Fund's performance is compared to the performance of the Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and U.S. Government guaranteed corporate debt, and is widely regarded as a measure of the performance of the U.S. Government bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data above shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating
expenses.    While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.


                      Comparison of Change in Value
                 of a $10,000 Hypothetical Investment in
                    Oppenheimer U.S. Government Trust
           and the Lehman Brothers U.S. Government Bond Index
                 [Graph With Class A Shares Of The Fund]
                 [Graph With Class C Shares Of The Fund]
        Past performance is not predictive of future performance.
Average Annual Total Returns of Class A Shares Of The Fund at 6/30/95(1)
1-Year    5-Year    Life
5.94%          7.27%          8.00%
Average Annual Total Return of Class C Shares Of The Fund at 6/30/95(2)
1-Year    Life
9.31%          4.22%


A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

     -- Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans.) If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Oppenheimer funds prototype 401(k) plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

     -- Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. It is described below.

     -- Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%.

   Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in your investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

     -- How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time or higher class-based expenses on the shares of Class B or Class C for which no initial sales charge is paid.

     -- Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class
B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater economic impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (ore more), Class A shares may become more advantageous than class C (and B). If investing $500,000 ore more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

     And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or Class C shares, respectively, from a single investor.

     -- Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan o invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charge available for larger investments in Class A shares under the Fund's Right of Accumulation.


     Of course all of these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and you should analyze your options carefully.

     -- Are There Differences in Account Features That Matter to You? Because some features (such as checkwriting) may not be available to Class B or C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge in non-retirement accounts) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, this may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information.

     -- How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges are the same as the purpose of the front-end sales charge on sales of Class A shares: to reimburse the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

     With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

     Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

     There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     -- How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     -- Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     -- Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

     -- Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

     Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

     -- Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

     -- At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day, and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor in its sole discretion may reject any purchase order for the Fund's shares.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                    Front-End Sales                Front-End Sales
                    Charge as a    Charge as a     Commission as
                    Percentage of  Percentage of   Percentage of
Amount of Purchase  Offering Price                 Amount InvestedOffering
Price

Less than $50,000   4.75%          4.98%           4.00%

$50,000 or more but
less than $100,000  4.50%          4.71%           3.75%

$100,000 or more but
less than $250,000  3.50%          3.63%           2.75%

$250,000 or more but
less than $500,000  2.50%          2.56%           2.00%

$500,000 or more but
less than $1 million               2.00%           2.04%1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     -- Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

     -- purchases aggregating $1 million or more, or -- purchases by an OppenheimerFunds prototype 401(k) plan that: (1)
buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

     Shares of any of the Oppenheimer funds that offers only one class of shares that has no designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% either (1) of the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

     -- Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.


Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     -- Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds. To reduce the sales charge rate for current purchases of Class A shares, you can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     Shareholders of the Fund who acquired (and still hold) Fund shares as a result of a reorganization of the Fund with Advance America Funds, Inc. on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase shares of the Fund at a maximum sales charge of 4.50%

     -- Letter of Intent. Under a Letter of Intent, you may purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period; you can reduce the sales charge rate that applies to your purchase of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     -- Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

     --  the Manager or its affiliates;
     -- present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
     -- registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
     -- dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
     -- employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
     -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase or sale of Fund shares); or
     -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

     -- shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
     -- shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
     -- shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or
     -- shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions . The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     -- for retirement distribution or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans); or
     -- to return excess contributions made to Retirement Plans; or -- to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
     -- involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);
     -- if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or
     -- for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

     -- Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

   Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                        Contingent Deferred Sales Charge
Beginning of Month In              on Redemptions in that Year
Which Purchase Order Was Accepted  (As % of Amount Subject to Charge)

0 - 1                              5.0%
1 - 2                              4.0%
2 - 3                              3.0%
3 - 4                              3.0%
4 - 5                              2.0%
5 - 6                              1.0%
6 and following                    None

   In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     -- Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

     -- Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class
B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class B expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.


     The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B shares before the Plan was terminated.

     -- Waivers of Class B Sales Charge. The Class B contingent deferred sales charge will be waived under the circumstances described below under "Waivers of Class B and Class C Sales Charges."

Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

     -- Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensating personnel of the Distributor who support distribution of Class C shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class C shares before the Plan was terminated.

     -- Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the
Statement of Additional Information.    Waivers for Redemptions in Certain
Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

     -- distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

     -- redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

     -- to make returns of excess contributions to Retirement Plans;

     -- to make distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);

     -- shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

     -- for distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

     -- shares sold to the Manager or its affiliates;
     -- shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
     -- shares issued in plans of reorganization to which the Fund is a party.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges may be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     -- Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     -- PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     -- Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

     -- Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     -- Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

   Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

     -- Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

     -- Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other OppenheimerFunds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

   Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

     -- Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

     -- 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

     -- SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

     -- Pension and Profit-Sharing Plans for self-employed persons and small business owners

     -- 401(k) prototype retirement plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

     You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, or by using the Fund's checkwriting privilege, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

     --   Retirement Accounts.  To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

     -- Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     -- You wish to redeem more than $50,000 worth of shares and receive a check
     -- The redemption check is not payable to all shareholders listed on the account statement
     -- The redemption check is not sent to the address of record on your account statement
     -- Shares are being transferred to a Fund account with a different owner or name
     -- Shares are redeemed by someone other than the owners (such as an Executor)

     -- Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

     -- Your name
     -- The Fund's name
     -- Your Fund account number (from your account statement)
     -- The dollar amount or number of shares to be redeemed
     -- Any special payment instructions
     -- Any share certificates for the shares you are selling
     -- The signatures of all registered owners exactly as the account is registered, and
     -- Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for      Send courier or Express
requests by mail:                  Mail requests to:
Oppenheimer Shareholder Services   Oppenheimer Shareholder Services
P.O. Box 5270                      10200 E. Girard Avenue, Building D
Denver, Colorado 80217             Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

     --  To redeem shares through a service representative, call 1-800-
852-8457
     --  To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

     -- Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

     -- Telephone Redemptions Through AccountLink or By Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

     Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

     -- Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

     -- Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.

     -- Checkwriting privileges are not available for accounts holding Class B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.

     -- Checks must be written for at least $100.

     -- Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.

     -- You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

     -- Don't use your checks if you changed your Fund account number.

   Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.



How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

     -- Shares of the fund selected for exchange must be available for sale in your state of residence
     -- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
     -- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
     -- You must meet the minimum purchase requirements for the fund you purchase by exchange
     -- Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

     -- Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     -- Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. This list can change from time to time.

     There are certain exchange policies you should be aware of:

     -- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

     -- Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     -- The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     -- For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

     -- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

     The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

Shareholder Account Rules and Policies

     -- Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

     -- The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     -- Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     -- The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     -- Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     -- Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

     -- The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

     -- Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     -- Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for any reason other than the market value of the shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     -- Under unusual circumstances, shares of the fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

     -- "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

     -- The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

     -- To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.


Dividends, Capital Gains and Taxes

   Dividends. The Fund declares dividends separately for Class A, Class
B and Class C shares from net investment income each regular business day and pays those dividends to shareholders monthly. Normally dividends are paid on or about the last business day of each month, but the Board of Trustees can change that date. The Board may also cause the Fund to declare dividends after the close of the Fund's fiscal year (which ends June 30th). Normally, distributions paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends. The amount of a class's dividends or distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by that class.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     -- Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
     -- Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
     -- Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
     -- Reinvest Your Distributions in Another Oppenheimer funds Account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

     -- "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

     -- Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

     -- Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                       APPENDIX TO PROSPECTUS OF
                    OPPENHEIMER U.S. GOVERNMENT TRUST

     Graphic material included in Prospectus of Oppenheimer U.S.
Government Trust: "Comparison of Total Return of Oppenheimer U.S.
Government Trust and the Lehman Brothers Government Bond Index - Change in Value of a $10,000 Hypothetical Investment."

     A linear graph will be included in the Prospectus of Oppenheimer U.S. Government Trust (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in each Class of shares of the Funds held until June 30, 1995, in the case of Class A shares, since August 16, 1985, and in the case of Class C shares, from the inception of the Class on December 1, 1993, and comparing such values with the same investments over the same time periods in the Lehman Brothers Government Bond Index. No performance information is set forth on the Fund's Class B shares because they were not publicly offered during the fiscal year ended June 30, 1995. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Lehman Brothers Government Bond Index, is set forth in the Prospectus under "Comparing the Fund's Performance to the Market."


Fiscal Year         Oppenheimer                Lehman Brothers
(Period) Ended      U.S. Government Trust - A  Government Bond Index

08/16/85            $9,525                     $10,000
06/30/86            $10,803                    $11,887
06/30/87            $11,371                    $12,377
06/30/88            $12,268                    $13,267
06/30/89            $13,430                    $14,869
06/30/90            $14,282                    $15,900
06/30/91            $15,645                    $17,512
06/30/92            $17,688                    $19,920
06/30/93            $19,403                    $22,489
06/30/94            $19,218                    $22,187
06/30/95            $                          $

Fiscal              Oppenheimer                Lehman Brothers
Period Ended        U.S. Government Trust - C  Government Bond Index

12/1/93(1)          $10,000                    $10,000
06/30/94            $9,591                     $9,625
06/30/95            $                          $

----------------------
(1) Class C shares of the Fund were first publicly offered on December 1, 1993.

Oppenheimer U.S. Government Trust
Two World Trade Center
New York, New York 10048-0203
Telephone: 1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky
   Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.



PR0220.001.1195  Printed on recycled paper

Oppenheimer U.S. Government Trust

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated November 1, 1995


         This Statement of Additional Information of Oppenheimer U.S. Government Trust is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 1, 1995. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                            Page
About the Fund

Investment Objective and Policies. . . . . . . . . . . . . .2
Investment Policies and Strategies . . . . . . . . . . . . .2
    Other Investment Techniques and Strategies . . . . . . .2
    Other Investment Restrictions. . . . . . . . . . . . . .9
How the Fund is Managed  . . . . . . . . . . . . . . . . . .10
    Organization and History . . . . . . . . . . . . . . . .10
    Trustees and Officers of the Fund. . . . . . . . . . . .11
    The Manager and Its Affiliates . . . . . . . . . . . . .16
Brokerage Policies of the Fund . . . . . . . . . . . . . . .17
Performance of the Fund. . . . . . . . . . . . . . . . . . .19
Distribution and Service Plans . . . . . . . . . . . . . . .23
About Your Account
How To Buy Shares. . . . . . . . . . . . . . . . . . . . . .25
How To Sell Shares . . . . . . . . . . . . . . . . . . . . .31
How To Exchange Shares . . . . . . . . . . . . . . . . . . .35
Dividends, Capital Gains and Taxes . . . . . . . . . . . . .37
Additional Information About the Fund. . . . . . . . . . . .38
Financial Information About the Fund
Independent Auditors' Report . . . . . . . . . . . . . . . .39
Financial Statements . . . . . . . . . . . . . . . . . . . .40
Appendix A: Description of Securities Ratings. . . . . . . .A-1
Appendix B: Industry Classifications . . . . . . . . . . . .B-1

ABOUT THE FUND

Investment Objective and Policies

   Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     -- U.S. Government Securities. The obligations of U.S. Government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. Under normal market conditions, the Fund will invest at least 80% of its total assets in "full faith and credit" U.S. Government Securities and in U.S. Government Securities of such agencies and instrumentalities only when the Fund's investment manager, Oppenheimer Management Corporation (the "Manager") is satisfied that the credit risk with respect to such instrumentality is minimal.

     General changes in prevailing interest rates will affect the values of the Fund's portfolio securities. The value will vary inversely to changes in such rates. For example, if such rates go up after a security is purchased, the value of the security will generally decline. A decrease in interest rates may affect the maturity and yield of mortgage-backed securities by increasing unscheduled prepayments of the underlying mortgages. With its objective of seeking interest income while conserving capital, the Fund may purchase or sell securities without regard to the length of time the security has been held, to take advantage of short-term differentials in yields. While short-term trading increases the portfolio turnover, the execution cost for U.S. Government Securities is substantially less than for equivalent dollar values of equity securities (see "Brokerage Provisions of the Investment Advisory Agreement," below).

Other Investment Techniques and Strategies

     -- Repurchase Agreements. The Fund may acquire securities that are subject to repurchase agreements. In a repurchase transaction, the Fund purchases a U.S. Government security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. An "approved vendor" is a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities which must meet the audit requirements met by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     -- Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as one or more of (a) negotiated loan fees,
(b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

     -- Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities in which it can invest. In a forward roll transaction, which is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to selected banks or other entities and simultaneously agree to repurchase a similar security (same type, coupon and maturity) from the institution at a specified later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. The Fund will enter into only "covered" rolls. Upon entering into a mortgage-backed security roll, the Fund will be required to place cash, U.S. Government Securities or other high-grade debt securities in a segregated account with its Custodian in an amount equal to its obligation under the roll.

     -- Hedging. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments to manage its exposure to changing interest rates and securities prices. The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Puts and covered calls may also be written on U.S. Government Securities to attempt to increase the Fund's income. For hedging purposes, the Fund may use Interest Rate Futures and call and put options on debt securities and Interest Rate Futures (all of the foregoing are referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to do the following: (i) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), (ii) protect unrealized gains in the value of the Fund's debt securities which have appreciated, (iii) facilitate selling debt securities for investment reasons, (iv) establish a position in the debt securities markets as a temporary substitute for purchasing particular debt securities, or (v) reduce the risk of adverse currency fluctuations. A call or put may be purchased only if, after such purchase, the value of all call and put options held by the Fund would not exceed 5% of the Fund's total assets. The Fund will not use Futures and options on Futures for speculation. The Hedging Instruments the Fund may use are described below.

     The Fund may use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund may: (i) sell Interest Rate Futures, (ii) buy puts on such Futures or U.S. Government Securities, or (iii) write covered calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund may:
(i) purchase Futures, or (ii) purchase calls on such Futures or on U.S. Government Securities. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. At present, the Fund does not intend to enter into Futures and options on Futures if, after any such purchase or sale, the sum of margin deposits on Futures and premiums paid on Futures options exceeds 5% of the value of the Fund's total assets. The Fund may, in the future, employ Hedging Instruments and strategies that are not presently contemplated to the extent such investment methods are consistent with the Fund's investment objective, are legally permissible, and are adequately disclosed.

     -- Writing Covered Calls. The Fund may write (i.e. sell) call options ("calls") on U.S. Government Securities to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions, subject to the limitations stated in the Prospectus. All such calls written by the Fund must be "covered" while the call is outstanding (i.e. the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. When the Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

     The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

     -- Writing Put Options. The Fund may write put options on U.S. Government securities or Interest Rate Futures but only if such puts are covered by segregated liquid assets. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put obligations. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

     -- Purchasing Calls and Puts. The Fund may purchase calls on U.S. Government Securities or on Interest Rate Futures, in order to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in value of the long-term debt securities market. The value of U.S. Government Securities underlying calls purchased by the Fund will not exceed the value of the portion of the Fund's portfolio invested in cash or cash equivalents (i.e. securities with maturities of less than one year). When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on a Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     The Fund may purchase put options ("puts") which relate to U.S. Government Securities (whether or not it holds such securities in its portfolio) or Futures. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

     Buying a put on Interest Rate Futures or U.S. Government Securities permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the bond market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on Interest Rate Futures or U.S. Government Securities not held by it, the put protects the Fund to the extent that the prices of the underlying Future or U.S. Government Security move in a similar pattern to the prices of the U.S. Government Securities in the Fund's portfolio.

     An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund may pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     -- Interest Rate Futures. The Fund may buy and sell Interest Rate Futures. No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract.

     Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis.

     At any time prior to expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Interest Rate Futures by their terms call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     -- Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund may engage in interest rate swaps only with respect to securities it holds, and not in excess of 25% of its total assets.

     The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation".

     -- Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the calls or upon the Fund entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option "is in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     -- Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. Under these restrictions, the Fund will not, as to any positions, whether long, short or a combination thereof, enter into Futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its net assets, with certain exclusions as defined in the CFTC Rule. Under the restrictions, the Fund also must, as to its short positions, use Futures and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the CEA.

     Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     -- Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders will be taxed on the dividends and capital gains they receive from the Fund. One of the tests for the Fund's qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. To comply with that 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously;
(iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held for less than three months.

     -- Risks Of Hedging With Options and Futures. In addition to the risks with respect to hedging discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     If the Fund uses Hedging Instruments to establish a position in the U.S. Government Securities markets as a temporary substitute for the purchase of individual U.S. Government Securities (long hedging) by buying Interest Rate Futures and/or calls on such Futures or on U.S. Government Securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the U.S. Government Securities purchased.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (1) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares.

     Under these additional restrictions, the Fund cannot:

     (1) invest in interests in oil, gas, or other mineral exploration or development programs;

     (2) invest in real estate;

     (3) purchase securities on margin or make short sales of securities; however, the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use as permitted by any of its other fundamental policies;

     (4) underwrite securities of other companies; or

     (5) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     The Fund will not concentrate investments to the extent of 25% of its assets in any industry; there is no limit on obligations issued by the U.S. Government or its agencies or instrumentalities. For purposes of that policy, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

     The percentage restrictions described above and in the Prospectus are applicable only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

How the Fund is Managed

   Organization and History. The Fund was organized in 1982 as a Massachusetts business trust. Effective August 16, 1985, the Fund changed its investment objective and became a long-term government securities fund. Prior to August 16, 1985, the Fund operated as a money market fund with a fixed net asset value per share.

     As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

   Trustees And Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees are also trustees of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Growth Fund, Oppenheimer Target Fund, Oppenheimer Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer Multi-Sector Income Trust and Oppenheimer Multi-Government Trust (the "New York-based Oppenheimer funds"). Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of October 6, 1995, the officers and Trustees of the Fund as a group owned of record or beneficially less than 1% of the outstanding shares of each class of the Fund. The statement does not include ownership of shares held of record by an employee benefit plan for employees of the Manager (one of the Trustees listed below Ms. Macaskill and one of the officers, Mr. Donohue, are trustees of that plan), other than the shares beneficially owned under that plan by the officers of the Fund listed below.

     Leon Levy, Chairman of the Board of Trustees; Age: 70
     31 West 52nd Street, New York, New York 10019
     General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

     Leo Cherne, Trustee; Age: 83
     122 East 42nd Street, New York, New York 10168
     Chairman Emeritus of the International Rescue Committee
     (philanthropic organization); formerly Executive Director of The Research Institute of America.

     Robert G. Galli, Trustee*; Age: 62
     Vice Chairman of the Manager and Vice President and Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; formerly he held the following positions: a director of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment advisory subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other Oppenheimer funds and Executive Vice President and General Counsel of the Manager and the Distributor.


     Benjamin Lipstein, Trustee; Age: 73
     591 Breezy Hill Road, Hillsdale, New York 12529
     Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; Director of Sussex Publications, Inc. (publishers of Psychology Today and Mother Earth News); and Director of Spy Magazine, L.P.

     Bridget A. Macaskill, Trustee*; Age: 47
     President, Chief Executive Officer and a Director of the Manager; Chairman and a Director of SSI, Vice President and a Director of OAC; a Director of HarbourView and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; formerly an Executive Vice President of the Manager.

     Elizabeth B. Moynihan, Trustee; Age: 66
     801 Pennsylvania Avenue, N.W., Washington, DC 20004
     Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), and the National Building Museum; a member of the Trustees Council, Preservation League of New York State; a member of the Indo-U.S. Sub-Commission on Education and Culture.

     Kenneth A. Randall, Trustee; Age: 68
     6 Whittaker's Mill, Williamsburg, Virginia 23185
     A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil and gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company) and Fidelity Life Association (mutual life insurance company); formerly Chairman of the Board of ICL, Inc. (information systems) and President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research).

     Edward V. Regan, Trustee; Age: 65
     40 Park Avenue, New York, New York 10016
     Chairman of Municipal Assistance Corporation for the City of New York; President of Jerome Levy Economics Institute; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (healthcare provider); formerly New York State Comptroller and trustee of the New York State and Local Retirement Fund.

     Russell S. Reynolds, Jr., Trustee; Age: 64
     200 Park Avenue, New York, New York 10166
     Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directors Publication, Inc. (consulting and publishing); a trustee of Mystic Seaport Museum, International House, Greenwich Hospital and the Greenwich Historical Society.

     Sidney M. Robbins, Trustee; Age: 83
     50 Overlook Road, Ossining, New York 10562
     Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; a director of The Korea Fund, Inc. (closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

     David Rosenberg, Vice President and Portfolio Manager; Age: 37
     Vice President of the Manager; an officer of other Oppenheimer funds; formerly an Officer and Portfolio Manager for Delaware Investment Advisers and for one of its mutual funds.

     Donald W. Spiro, President and Trustee*; Age: 69
     Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

     Pauline Trigere, Trustee; Age: 82
     498 Seventh Avenue, New York, New York 10018
     Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

     Clayton K. Yeutter, Trustee; Age: 64
     1325 Merrie Ridge Road, McLean, Virginia 22101
     Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), Lindsay Manufacturing Co. (irrigation equipment), Texas Instruments, Inc. (electronics) and The Vigoro Corporation (fertilizer manufacturer); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

     Andrew J. Donohue, Secretary; Age: 45
     Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, prior to which he was a partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

     George C. Bowen, Treasurer; Age: 59
     3410 South Galena Street, Denver, Colorado 80231
     Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

     Robert G. Zack, Assistant Secretary; Age: 47
     Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

     Robert Bishop, Assistant Treasurer; Age: 36
     3410 South Galena Street, Denver, Colorado  80231
     Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm; and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

     Scott Farrar, Assistant Treasurer; Age: 30
     3410 South Galena Street, Denver, Colorado 80231
     Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

[FN]
-------------
A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

     -- Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill, Messrs. Galli and Spiro; Mr. Spiro who is also an officer of the Fund) receive no salary or fee from the Fund. The Trustees of the Fund (including Mr. Delaney, a former Trustee, but excluding Ms. Macaskill and Messrs. Galli and Spiro) received the total amounts shown below (i) from the Fund, during its fiscal year ended June 30, 1995, and (ii) from all 17 of the New York-based Oppenheimer funds (including the Fund) listed in the first paragraph of this section (and from Oppenheimer Global Environment Fund, Oppenheimer Time Fund and Oppenheimer Mortgage Income Fund Oppenheimer, which ceased operation following the acquisition of their assets by certain other funds), for services in the positions shown:


                                    Retirement     Total
                                    Benefits       Compensation
                     Aggregate      Accrued as     From All
                     Compensation   Part of        New York-based
Name and Position    from Fund      Fund Expenses  Oppenheimer funds1
Leon Levy            $5,785         $3,730         $141,000.00
  Chairman and
  Trustee

Leo Cherne           $2,823         $1,821         $ 68,800.00
  Audit Committee
  Member and
  Trustee

Edmund T. Delaney    $3,537         $2,281         $ 86,200.00
  Study Committee
  Member and Trustee2

Benjamin Lipstein    $3,537         $2,281         $ 86,200.00
  Study Committee
  Member and Trustee

Elizabeth B. Moynihan$2,486         $1,604         $ 60,625.00
  Study Committee
  Member3 and Trustee

Kenneth A. Randall   $3,217         $2,075         $ 78,400.00
  Audit Committee
  Member and Trustee

Edward V. Regan      $2,307         $1,488         $ 56,275.00
  Audit Committee
  Member and Trustee

Russell S. Reynolds, Jr.$2,140      $1,380         $ 52,100.00
  Trustee

Sidney M. Robbins    $5,008         $3,230         $122,100.00
  Study Committee
  Chairman, Audit
  Committee Vice-Chairman
  and Trustee

Pauline Trigere      $2,140         $1,380         $ 52,100.00
  Trustee

Clayton K. Yeutter   $2,140         $1,380         $ 52,100.00
  Trustee

______________________
1For the 1994 calendar year.
2Board and committee member positions held during a portion of the period shown.
3Committee position held during a portion of the period shown.


     The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can it be estimated the number of years of credited service that will be used to determine these benefits. No payments have been made by the Fund under the plan as of June 30, 1995.

      -- Major Shareholders. As of October 6, 1995, the only persons who owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares were Merrill Lynch Pierce Fenner & Smith, Inc., 97C22, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, who owned 218,208.000 Class C shares of the Fund (representing approximately 16.75% of the Fund's Class C shares then outstanding).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Messrs. Galli and Spiro) also serve as Trustees of the Fund.

      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

      -- The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Prior to the adoption of the current investment advisory agreement, the Manager voluntarily reduced the management fee to the current rates, described in the Prospectus.

      Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended June 30, 1993, 1994 and 1995, the management fees paid by the Fund to the Manager were $2,911,199, $2,515,934 and $1,980,189, respectively.

      The advisory agreement contains no provision limiting the Fund's expenses. However, independently of the advisory agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

      The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting by reason of any investment, or the purchase, sale or retention of any security, or for any act or omission in performing the services required by the Agreement. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment activities. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its corporate name may be withdrawn.

      -- The Distributor. Under its Distribution Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended June 30, 1993, 1994 and 1995, the aggregate sales charges on sales of the Fund's Class A shares were $1,823,585, $876,525 and $582,157, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $594,110, $282,424 and $169,246 in those respective years. There were no contingent deferred sales charges collected by the Distributor on the redemption of Class B shares for the fiscal year ended June 30, 1995, because Class B shares were not publicly offered during that fiscal year. During the Fund's fiscal year ended June 30, 1995, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class B shares totalled $76,562, of which $4,633 was paid to an affiliated broker/dealer. During the Fund's fiscal period from December 1, 1993 through June 30, 1994, and the fiscal year ended June 30, 1995, the contingent deferred sales charges collected on Class C shares were $3,250 and $9,578, respectively, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

      -- The Transfer Agent. Oppenheimer Shareholder Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

   Description of Brokerage Practices Followed by the Manager. Most purchases made by the Fund are principal transactions at net prices, and the Fund incurs little or no brokerage costs. Subject to the provisions of the advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers of may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed income agency transactions in the secondary market and otherwise only if it appears likely that a better price or execution can be obtained.

      When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager and its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income trades to obtain research where the broker has represented to the Manager that (i) the trade is not from the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

Performance of the Fund

   Yield and Total Return Information. From time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these yields and total returns are calculated for each class and the components of those calculations is set forth below. No total return and yield calculations are presented below for Class B shares because no shares of that class were publicly offered during the fiscal year ended June 30, 1995.

      The Fund's advertisement of its performance must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yields, total returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yields and total returns for any given past period are not a prediction or representation by the Fund of future yields or rates of return on its shares. The yields and total returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

      -- Standardized Yields

      -- Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                                 (a-b)    6
          Standardized Yield = 2 ((--- + 1)  - 1)
                                 ( cd)

      The symbols above represent the following factors:

      a = dividends and interest earned during the 30-day period.
      b = expenses accrued for the period (net of any expense
          reimbursements).
      c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d = the maximum offering price per share of that class on the last day of the period, using the current maximum sales charge rate adjusted for undistributed net investment income.

      The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended June 30, 1995, the standardized yields for the Fund's Class A and Class C shares were 6.17% and 5.59%, respectively. No standardized yields are presented for Class B shares because no shares of that class were publicly issued during the fiscal year ended June 30, 1995.

      -- Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

         Dividend Yield of the Class =

                    Dividends of the Class
         -----------------------------------------------------
         Max. Offering Price of the Class (last day of period)

         divided by Number of days (accrual period) x 365

      The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B or Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

      From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended June 30, 1995, were 6.64% and 6.97% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class C shares for the 30-day period ended June 30, 1995, was 6.10% when calculated at net asset value.

      -- Total Return Information

      -- Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment according to the following formula:

              1/n
         (ERV)
         (---)   -1 = Average Annual Total Return
         ( P )

      -- Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

         ERV - P
         ------- = Total Return
            P

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the current contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

      The "average annual total returns" on an investment in Class A shares of the Fund for the one and five year periods ended June 30, 1995 and for the period from August 16, 1985 to June 30, 1995, were 5.94%, 7.27% and 8.00%, respectively. The cumulative "total return" on Class A shares for the period from August 16, 1985 to June 30, 1995 was 113.76%. During a portion of the periods for which total returns are shown for Class A shares, the Fund's maximum initial sales charge rate was higher; as a result, performance returns on actual investments during those periods may be lower than the results shown. The "average annual total return" on an investment in Class C shares of the fund for the one year period ended
June 30, 1995 was 9.31%, and from its inception on December 1, 1993 through June 30, 1995 was 4.22%. The cumulative total return on Class C shares for the period from December 1, 1993 (the commencement of the offering of the shares) through June 30, 1995 was 6.75%.

      -- Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

      The cumulative total return at net asset value of the Fund's Class
A shares for the period from August 16, 1985 to June 30, 1995 was 124.41%. The cumulative total return at net asset value of the Fund's Class C shares for the period from December 1, 1993 to June 30, 1995 was 6.75%. The average annual total returns at net asset value for the one and five year periods ended June 30, 1995 and for the period from August 16, 1985 to June 30, 1995, for Class A shares were 11.22%, 8.31% and 8.53%, respectively. The average annual total returns at net asset value for the one year period ended June 30, 1995 and the period from December 1, 1993 to June 30, 1995 were 10.31% and 4.22%, respectively.

      Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A or Class C shares of the Fund with that of other alternatives, investors should understand that as the Fund invests in high yield securities, its shares are subject to greater market risks than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.
The performance of the Fund's classes are ranked against (i) all other funds (excluding money market funds), (ii) all other U.S. Government funds and (iii) all other U.S. Government funds in a specific size category.
The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

      From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund's Class A, Class B and Class C shares of the Fund in relation to other U.S. Government funds. Rankings are subject to change.

      The total return on an investment made in Class A, Class B or Class C shares of the Fund may also be compared with the performance for the same period of the Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly- issued debt of U.S. Government agencies and quasi-public corporations and U.S. Government-guaranteed corporate debt, and is widely regarded as a measure of the performance of the U.S. Government bond market. The foregoing bond index includes a factor for the reinvestment of interest but does not reflect expenses or taxes. Other indices may be used from time to time. The performance of the Fund's Class A, Class B and Class C shares may also be compared in publications to (i) performance of various market indices or other investments for which reliable performance data is available, and
(ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      From time to time the Fund may also include in its advertisements and sales literature performance information about the Fund or rankings of the Fund's performance cited in newspapers or periodicals, such as The New
York Times which may include quotations of performance from other sources, such as Lipper or Morningstar.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or the Transfer Agent), by independent third-parties, on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      When comparing yield, total return and investment risk of an investment in Class A, Class B or Class C shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

Distribution and Service Plans

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. For the Distribution and Service Plan for the Class B shares (the "Class B Plan") and Class C shares (the "Class C Plan"), such votes were cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.

      In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to Recipients from their own resources.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees including its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment and the purpose of the payments. The report for the Class B and Class C Plans shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward ("excess distribution expenses"). The Board may consider whether to permit the Distributor to recover the excess distribution expenses plus financing costs from future payments of the asset-based sales charge or service following termination of the Plan. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount.

      Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

      For the fiscal year ended June 30, 1995, payments under the Class A Plan totalled $737,801, all of which was paid by the Distributor to Recipients, including $53,292 paid to an affiliate of the Distributor. Payments made under the Class C Plan during that fiscal period totalled $65,084, of which the Distributor paid $2,782 to an affiliated broker-dealer and retained $58,050 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. No payments have been made under the Class B Plan during that period, as no Class B shares were outstanding.

      The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the shares sold. An exchange of shares does not entitle the Recipient to an advance payment of the service fee. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment to the Distributor.

      Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and the Class C Plan by the Board. Initially, the Board has set no minimum holding period.
All payments under the Class B and the Class C Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

      Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B and Class C shares of the Fund. The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale, as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and
(iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

   Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept
(i) any order for $500,000 or more of Class B or (ii) any order for $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

      The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class
B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in U.S. Government Securities at times when the Exchange is closed (including weekends and holidays or after 4:00 P.M., on a regular business day). Because the net asset values of the Fund will not be calculated at such times, if securities held in the Fund's portfolio are traded at such times, the net asset values per share of Class A, Class B and Class C shares of the Fund may be significantly affected on such days when shareholders do not have the ability to purchase or redeem shares.

      The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally, as follows: (i) equity securities traded on a securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sales prices of the preceding trading day or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry;
(iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

      In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Fund's Board of Trustees has authorized the Manager to employ a pricing service to price U.S. Government Securities for which last sale information is not generally available. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Puts, calls and Futures held by the Fund are valued at the last sales prices on the principal exchanges on which they are traded or on NASDAQ, as applicable, or, if there are no sales that day, in accordance with (i) above. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

   AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If the Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, sons- and daughters-in-law, siblings, and a sibling's spouse and a spouse's siblings.

      -- The Oppenheimer funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
   Oppenheimer Intermediate Tax-Exempt Fund
   Oppenheimer Insured Tax-Exempt Fund
   Oppenheimer International Bond Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer High Yield Fund
   Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

      -- Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund (and Class A and Class B shares of other Oppenheimer funds) during a 13-month period (the "Letter of Intend period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

      For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases.

      If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      -- Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class
A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either
(i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

   Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

Check Writing. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      -- Selling Shares by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

      -- Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

      -- Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

   Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares or (iii) Class C shares that were subject to the Class B contingent deferred sales charge when redeemed.
The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

   Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

   Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

   Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check, payable to all shareholders of record, and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the Class B and Class C contingent deferred sales charge on such withdrawals (except where the Class B and Class C contingent deferred sales charge is waived as described in the Prospectus under "Class B Contingent Deferred Sales Charge" or in "Class C Contingent Deferred Sales Charge").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      -- Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus below, in this Statement of Additional Information.

      -- Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other OppenheimerFunds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P. and Daily Cash Accumulation Fund Inc., which only offer Class A shares and Oppenheimer Main Street California Tax Exempt Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401 (k) plans).

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge).

      Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

   Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." However, daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. If all shares in an account are redeemed, all dividends accrued on shares in the account will be paid together with the redemption proceeds. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.

      If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

   Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges" above, at net asset value without sales charge.
To elect this option, the shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that its banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

                          INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
                         The Board of Trustees and Shareholders of Oppenheimer U.S. Government Trust:

                         We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer U.S. Government Trust as of June 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                                   We conducted our audits in accordance with
                         generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                                   In our opinion, the financial statements and
                         financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of June 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.


                         /s/ KPMG Peat Marwick LLP
                         ---------------------------
                         KPMG PEAT MARWICK LLP

                         Denver, Colorado
                         July 27, 1995

                    STATEMENT OF INVESTMENTS   JUNE 30, 1995


                                                                                                  FACE           MARKET VALUE
                                                                                                  AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--108.8%
------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--106.2%
------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/       Federal Home Loan Mortgage Corp.:
SPONSORED--62.0%  Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
                  Certificates, 10%, 6/15/20                                                     $  5,511,000    $  6,203,456
                  Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
                  Certificates, 14%, 1/1/11                                                           596,715         686,059
                  Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
                  Certificates, 6.65%, 4/15/21                                                     10,750,000      10,544,996
                  Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
                  Certificates, 6.80%, 3/15/16                                                     15,000,000      15,083,400
                  Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
                  Certificates, 8.50%, 10/15/19                                                     2,476,908       2,526,843
                  Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
                  Certificates, 9%, 7/15/21                                                         2,815,075       2,887,676
                  Gtd. Multiclass Mtg. Participation Certificates, 11.50%, 6/1/20                   1,966,543       2,250,463
                  Gtd. Multiclass Mtg. Participation Certificates, 13%, 8/1/15                      3,000,000       3,537,188
                  Multiclass Gtd. Mtg. Participation Certificates, Series 1455, 7.50%, 12/15/22     5,000,000       5,068,750
                  -------------------------------------------------------------------------------------------------------------
                  Federal National Mortgage Assn.:  7%, 7/15/25(1)                                 20,000,000      19,681,259
                  Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit
                  Pass-Through Certificates, 10.50%, 11/25/20                                      10,000,000      11,497,800
                  Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit
                  Pass-Through Certificates, 13%, 11/1/12                                             233,504         266,974
                  Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit
                  Pass-Through Certificates, 7%, 12/25/21                                          29,617,000      28,827,704
                  Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit
                  Pass-Through Certificates, 8%, 12/1/22                                            3,361,862       3,440,008
                  Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit
                  Pass-Through Certificates, 8%, 3/25/01                                           11,567,293      11,602,690
                  Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit
                  Pass-Through Certificates, 8.75%, 11/25/05                                        4,000,000       4,280,400
                  Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit
                  Pass-Through Certificates, 8.75%, 12/25/20                                       18,500,000      19,648,665
                  Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit
                  Pass-Through Certificates, 9%, 7/1/21                                             1,764,448       1,847,950
                  Gtd. Mtg. Pass-Through Certificates, 12%, 4/1/19                                  2,000,000       2,305,000
                  Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, 8%, 7/25/19  18,000,000      18,725,938
                  Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
                  Trust 1992-112, 4%, 12/25/20                                                      3,000,000       2,537,991
                  Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
                  Trust 1993-87, Inverse Floater, 4.933%, 6/25/23 (coupon inversely
                  indexed to 1-month US LIBOR, multiplied by 1.857)(2)                              2,199,998       1,426,905
                  Interest-Only Stripped Mtg.-Backed Security, Trust 222, 8.19-10.03%, 6/25/23(3)  47,590,613      14,701,038
                  Interest-Only Stripped Mtg.-Backed Security, Trust 240, 7.84-8.74%, 9/25/23(3)   32,938,214      10,416,711
                  Principal-Only Stripped Mtg.-Backed Security, Series 1993-253,
                  Zero Coupon, 10.01% 11/25/23(4)                                                   1,000,028         663,535
                                                                                                                 ------------
                                                                                                                  200,659,399


                  6  Oppenheimer U.S. Government Trust


                                                                                                 FACE            MARKET VALUE
                                                                                                 AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--44.2%          Government National Mortgage Assn.:
                                10%, 6/15/16--8/15/17                                            $  2,823,084    $  3,090,242
                                10.50%, 11/15/16--5/15/21                                          11,078,973      12,300,278
                                11%, 7/20/20                                                          221,995         245,120
                                6.50%, 8/15/25(1)                                                  63,000,000      63,826,875
                                7.50%, 3/15/23                                                     41,194,649      41,511,228
                                8%, 4/15/22--8/15/24                                               21,381,336      21,933,532
                                                                                                                 ------------
                                                                                                                  142,907,275
-----------------------------------------------------------------------------------------------------------------------------
PRIVATE--2.6%
-----------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY--2.6%              Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
                                Series 1991-M5, Cl. A, 9%, 3/25/17                                  5,001,065       5,233,928
                                ---------------------------------------------------------------------------------------------
                                Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
                                Series 1995-C1, Cl. D, 6.90%, 2/25/27                               3,600,000       3,328,875
                                                                                                                 ------------
                                                                                                                    8,562,803
                                                                                                                 ------------
                                Total Mortgage-Backed Obligations (Cost $345,269,392)                             352,129,477

-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--16.8%
-----------------------------------------------------------------------------------------------------------------------------
TREASURY--16.8%                 U.S. Treasury Bonds, 7.625%, 11/15/22                              12,000,000      13,402,500
                                ---------------------------------------------------------------------------------------------
                                U.S. Treasury Bonds, 8.125%, 8/15/19                               15,643,000      18,253,426
                                ---------------------------------------------------------------------------------------------
                                U.S. Treasury Bonds, 8.875%, 8/15/17                                3,000,000       3,748,125
                                ---------------------------------------------------------------------------------------------
                                U.S. Treasury Bonds, 11.625%, 11/15/04                              3,500,000       4,813,592
                                ---------------------------------------------------------------------------------------------
                                U.S. Treasury Nts., 8%, 10/15/96                                   13,610,000      13,980,014
                                                                                                                 ------------
                                Total U.S. Government Obligations (Cost $51,984,471)                               54,197,657

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $397,253,863)                                                        125.6%
406,327,134
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                  (25.6)     (82,701,609)
                                                                                                 ------------    ------------
NET ASSETS                                                                                            100.0%     $323,625,525
                                                                                                 ------------    ------------
                                                                                                 ------------    ------------

     1. When-issued security to be delivered and settled after June 30, 1995.
     2. Represents the current interest rate for a variable rate bond. Variable rate bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $1,426,905 or 0.4% of the Fund's net assets, at June 30, 1995.
     3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates represent effective yield as of June 30, 1995.
     4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates represent effective yield as of June 30, 1995.

               See accompanying Notes to Financial Statements.


               7  Oppenheimer U.S. Government Trust

               STATEMENT OF ASSETS AND LIABILITIES  JUNE 30, 1995



-----------------------------------------------------------------------------------------------------------------------------
ASSETS            Investments, at value (cost $397,253,863)--see accompanying statement                          $406,327,134
                  -----------------------------------------------------------------------------------------------------------
                  Receivables:
                  Investments sold                                                                                    346,867
                  Interest and principal paydowns                                                                   3,403,235
                  Shares of beneficial interest sold                                                                  178,525
                  -----------------------------------------------------------------------------------------------------------
                  Other                                                                                                26,571
                                                                                                                 ------------
                  Total assets                                                                                    410,282,332
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES       Bank overdraft                                                                                      511,740
                  -----------------------------------------------------------------------------------------------------------
                  Payables and other liabilities:
                  Investments purchased on a when-issued basis                                                     84,306,946
                  Shares of beneficial interest redeemed                                                              985,255
                  Dividends                                                                                           480,932
                  Distribution and service plan fees--Note 4                                                          192,504
                  Transfer and shareholder servicing agent fees--Note 4                                                23,977
                  Trustees' fees                                                                                      120,007
                  Other                                                                                                35,446
                                                                                                                 ------------
                  Total liabilities                                                                                86,656,807

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                       $323,625,525
                                                                                                                 ------------
                                                                                                                 ------------

-----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF    Paid-in capital                                                                                $333,516,056
NET ASSETS        -----------------------------------------------------------------------------------------------------------
                  Undistributed net investment income                                                                  87,075
                  -----------------------------------------------------------------------------------------------------------
                  Accumulated net realized loss from investment and written option transactions                   (19,050,877)
                  -----------------------------------------------------------------------------------------------------------
                  Net unrealized appreciation on investments--Note 3                                                9,073,271
                                                                                                                 ------------
                  Net assets                                                                                     $323,625,525
                                                                                                                 ------------
                                                                                                                 ------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE   Class A Shares:
PER SHARE         Net asset value and redemption price per share (based on net assets
                  of $312,606,704 and 32,870,814 shares of beneficial interest outstanding)                             $9.51
                  Maximum offering price per share (net asset value plus sales charge
                  of 4.75% of offering price)                                                                           $9.98
                  -----------------------------------------------------------------------------------------------------------
                  Class C Shares:
                  Net asset value, redemption price and offering price per share (based on net assets
                  of $11,018,821 and 1,159,733 shares of beneficial interest outstanding)                               $9.50


                  See accompanying Notes to Financial Statements.


                  8  Oppenheimer U.S. Government Trust

              STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 1995


-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME        Interest                                                                                 $26,384,907
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES                 Management fees--Note 4                                                                    1,980,189
                         ----------------------------------------------------------------------------------------------------
                         Distribution and service plan fees:
                         Class A--Note 4                                                                              737,801
                         Class C--Note 4                                                                               65,084
                         ----------------------------------------------------------------------------------------------------
                         Transfer and shareholder servicing agent fees--Note 4                                        347,882
                         ----------------------------------------------------------------------------------------------------
                         Shareholder reports                                                                          144,824
                         ----------------------------------------------------------------------------------------------------
                         Legal and auditing fees                                                                       53,814
                         ----------------------------------------------------------------------------------------------------
                         Custodian fees and expenses                                                                   47,249
                         ----------------------------------------------------------------------------------------------------
                         Trustees' fees and expenses                                                                   40,121
                         ----------------------------------------------------------------------------------------------------
                         Registration and filing fees:
                         Class A                                                                                        1,587
                         Class C                                                                                        2,309
                         ----------------------------------------------------------------------------------------------------
                         Other                                                                                         58,846
                                                                                                                  -----------
                         Total expenses                                                                             3,479,706

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                              22,905,201

-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED  Net realized gain on:
GAIN ON INVESTMENTS      Investments                                                                                1,903,530
                         Closing and expiration of option contracts written--Note 5                                   276,563
                                                                                                                  -----------
                         Net realized gain                                                                          2,180,093
                         ----------------------------------------------------------------------------------------------------
                         Net change in unrealized appreciation or depreciation on investments                       8,115,444
                                                                                                                  -----------
Net realized and unrealized gain on investments and options written                                                10,295,537

-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$33,200,738
                                                                                                                  -----------

               See accompanying Notes to Financial Statements.


               9  Oppenheimer U.S. Government Trust

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               YEAR ENDED JUNE 30,
                                                                                               1995                1994
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS                    Net investment income                                              $ 22,905,201    $ 23,618,222
                              -----------------------------------------------------------------------------------------------
                              Net realized gain (loss) on investments and options written           2,180,093     (11,210,170)
                              -----------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on investments  8,115,444     (15,469,786)
                                                                                                 ------------    ------------
                              Net increase (decrease) in net assets resulting from operations      33,200,738      (3,061,734)
-----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS   Dividends from net investment income:
TO SHAREHOLDERS               Class A ($.676 and $.634 per share, respectively)                   (22,498,787)    (21,966,741)
                              Class C ($.599 and $.329 per share, respectively)                      (416,947)        (76,280)
-----------------------------------------------------------------------------------------------------------------------------
                              Dividends in excess of net investment income:
                              Class A ($.012 per share)                                                    --        (418,629)
                              -----------------------------------------------------------------------------------------------
                              Tax return of capital distribution:
                              Class A ($.034 per share)                                                    --      (1,145,537)

-----------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST           Net decrease in net assets resulting from Class A
TRANSACTIONS                  beneficial interest transactions--Note 2                             (7,455,681)    (44,398,318)
                              -----------------------------------------------------------------------------------------------
                              Net increase in net assets resulting from Class C
                              beneficial interest transactions--Note 2                              6,508,757       4,438,932
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                    Total increase (decrease)                                             9,338,080     (66,628,307)
                              -----------------------------------------------------------------------------------------------
                              Beginning of period                                                 314,287,445     380,915,752
                                                                                                 ------------    ------------
                              End of period (including undistributed net investment
                              income of $86,547 and $149,269, respectively)                      $323,625,525    $314,287,445
                                                                                                 ------------    ------------
                                                                                                 ------------    ------------


                              See accompanying Notes to Financial Statements.



                              10  Oppenheimer U.S. Government Trust

                              FINANCIAL HIGHLIGHTS



                                          CLASS A
                                          --------------------------------------------------------------------------------------
                                          YEAR ENDED JUNE 30,
                                          1995      1994      1993      1992      1991      1990      1989      1988      1987
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period      $9.20     $9.95     $9.73     $9.25     $9.24     $9.54     $9.59     $9.77     $10.17
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                       .68       .67       .68       .69       .83       .90       .91       .90        .84
Net realized and unrealized gain (loss)
on investments and options written          .31      (.74)      .22       .48       .02      (.32)     (.05)     (.18)      (.33)
                                          -----     -----     -----     -----     -----     -----     -----     -----     ------
Total income (loss) from investment
operations                                  .99      (.07)      .90      1.17       .85       .58       .86       .72        .51
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment income       (.68)     (.64)     (.68)     (.69)     (.84)     (.88)     (.91)     (.90)      (.85)
Dividends in excess of net
investment income                           --       (.01)      --        --        --        --        --        --         --
Distributions from net realized gain
on investments and options written          --        --        --        --        --        --        --        --        (.06)
Tax return of capital distribuiton          --       (.03)      --        --        --        --        --        --         --
                                          -----     -----     -----     -----     -----     -----     -----     -----     ------
Total dividends and distributions
to shareholders                            (.68)     (.68)     (.68)     (.69)     (.84)     (.88)     (.91)     (.90)      (.91)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.51     $9.20     $9.95     $9.73     $9.25     $9.24     $9.54     $9.59      $9.77
                                          -----     -----     -----     -----     -----     -----     -----     -----     ------
                                          -----     -----     -----     -----     -----     -----     -----     -----     ------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)       11.22%    (1.17)%    9.55%    13.05%     9.53%     6.34%     9.51%
   7.78%      5.54%

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                           $312,607  $310,027  $380,916  $395,863  $342,220  $264,728  $232,593  $203,857
$216,306
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)        $307,306  $355,698  $401,789  $376,532  $299,144  $253,085  $210,060  $197,834
$207,557
--------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)               32,871    33,685    38,279    40,697    36,987    28,650    24,393    21,252   22,146
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                     7.32%     6.61%     6.90%     7.23%      8.93%     9.60%     9.65%     9.36%
8.73%
Expenses                                  1.09%     1.14%     1.17%     1.17%      1.19%     1.16%     1.19%     1.13%       .99%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)               303.5%    139.5%     96.8%    207.8%     133.9%    125.5%     76.9%    141.3%
263.0%

     1. For the period from December 1, 1993 (inception of offering) to June 30, 1994.
     2. For the period from August 16, 1985 to June 30, 1986.
     3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
     4. Annualized.
     5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were $1,035,761,462 and $1,044,224,644, respectively.


     See accompanying Notes to Financial Statements.


     11  Oppenheimer U.S. Government Trust


                                             CLASS A         CLASS C
                                             --------        -------------------
                                                             YEAR ENDED JUNE 30,
                                             1986(2)         1995        1994(1)
-----------------------------------------------------        -------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period           $10.00         $9.19       $9.83
-----------------------------------------------------         ------------------
Income (loss) from investment operations:
Net investment income                              94            61         .33
Net realized and unrealized gain (loss)
on investments and options written                .38           .30        (.64)
                                               ------         -----       -----
Total income (loss) from investment
operations                                       1.32           .91        (.31)
-----------------------------------------------------         ------------------
Dividends and distributions
to shareholders:
Dividends from net investment income             (.93)         (.60)       (.33)
Dividends in excess of net
investment income                                --             --          --
Distributions from net realized gain
on investments and options written               (.22)          --          --
Tax return of capital distribuiton               --             --          --
                                               ------         -----       -----
Total dividends and distributions
to shareholders                                 (1.15)         (.60)       (.33)
------------------------------------------------------        ------------------
Net asset value, end of period                 $10.17         $9.50       $9.19
                                               ------         -----       -----
                                               ------         -----       -----

-----------------------------------------------------         ------------------
TOTAL RETURN, AT NET ASSET VALUE(3)            14.95%         10.31%      (3.12)%

-----------------------------------------------------         ------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                              $160,389        $11,019      $4,261
----------------------------------------------------        --------------------
Average net assets (in thousands)            $98,004         $6,503      $2,173
----------------------------------------------------        --------------------
Number of shares outstanding at
end of period (in thousands)                  15,767          1,160         464
----------------------------------------------------        --------------------
Ratios to average net assets:
Net investment income                           9.77%(4)       6.44%       5.97%(4)
Expenses                                         .56%(4)       1.89%       1.96%(4)
-----------------------------------------------------       --------------------
Portfolio turnover rate(5)                     366.9%         303.5%      139.5%


                            NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. SIGNIFICANT           Oppenheimer U.S. Government Trust (the Fund) is
   ACCOUNTING POLICIES   registered under the Investment Company Act of 1940, as
                         amended, as a diversified, open-end management
                         investment company. The Fund's investment advisor is
                         Oppenheimer Management Corporation (the Manager). The
                         Fund offers both Class A and Class C shares. Class A
                         shares are sold with a front-end sales charge. Class C
                         shares may be subject to a contingent deferred sales
                         charge. Both classes of shares have identical rights to
                         earnings, assets and voting privileges, except that
                         each class has its own distribution and/or service
                         plan, expenses directly attributable to a particular
                         class and exclusive voting rights with respect to
                         matters affecting a single class. The following is a
                         summary of significant accounting policies consistently
                         followed by the Fund.
                         -------------------------------------------------------
                         INVESTMENT VALUATION. Portfolio securities are valued
                         at the close of the New York Stock Exchange on each
                         trading day. Listed and unlisted securities for which
                         such information is regularly reported are valued at
                         the last sale price of the day or, in the absence of
                         sales, at values based on the closing bid or asked
                         price or the last sale price on the prior trading day.
                         Long-term and short-term ``non-money market'' debt
                         securities are valued by a portfolio pricing service
                         approved by the Board of Trustees. Such securities
                         which cannot be valued by the approved portfolio
                         pricing service are valued using dealer-supplied
                         valuations provided the Manager is satisfied that the
                         firm rendering the quotes is reliable and that the
                         quotes reflect current market value, or under
                         consistently applied procedures established by the
                         Board of Trustees to determine fair value in good
                         faith. Short-term "money market type" debt securities
                         having a remaining maturity of 60 days or less are
                         valued at cost (or last determined market value)
                         adjusted for amortization to maturity of any premium or
                         discount. Options are valued based upon the last sale
                         price on the principal exchange on which the option is
                         traded or, in the absence of any transactions that day,
                         the value is based upon the last sale price on the
                         prior trading date if it is within the spread between
                         the closing bid and asked prices. If the last sale
                         price is outside the spread, the closing bid or asked
                         price closest to the last reported sale price is used.
                         -------------------------------------------------------
                         SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery
                         and payment for securities that have been purchased by
                         the Fund on a forward commitment or when-issued basis
                         can take place a month or more after the transaction
                         date. During this period, such securities do not earn
                         interest, are subject to market fluctuation and may
                         increase or decrease in value prior to their delivery.
                         The Fund maintains, in a segregated account with its
                         custodian, assets with a market value equal to the
                         amount of its purchase commitments. The purchase of
                         securities on a when-issued or forward commitment basis
                         may increase the volatility of the Fund's net asset
                         value to the extent the Fund makes such purchases while
                         remaining substantially fully invested. As of June 30,
                         1995, the Fund had entered into outstanding when-issued
                         or forward commitments of $84,306,946.
                                   In connection with its ability to purchase
                         securities on a when-issued or forward commitment
                         basis, the Fund may enter into mortgage "dollar-rolls"
                         in which the Fund sells securities for delivery in the
                         current month and simultaneously contracts with the
                         same counterparty to repurchase similar (same type,
                         coupon and maturity) but not identical securities on a
                         specified future date. The Fund records each
                         dollar-roll as a sale and a new purchase transaction.
                         -------------------------------------------------------
                         ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES.
                         Income, expenses (other than those attributable to a
                         specific class) and gains and losses are allocated
                         daily to each class of shares based upon the relative
                         proportion of net assets represented by such class.
                         Operating expenses directly attributable to a specific
                         class are charged against the operations of that class.
                         -------------------------------------------------------
                         FEDERAL TAXES. The Fund intends to continue to comply
                         with provisions of the Internal Revenue Code applicable
                         to regulated investment companies and to distribute all
                         of its taxable income, including any net realized gain
                         on investments not offset by loss carryovers, to
                         shareholders. Therefore, no federal income or excise
                         tax provision is required. At June 30, 1995, the Fund
                         had available for federal income tax purposes an unused
                         capital loss carryover of approximately $19,188,000,
                         $137,000 of which will expire in 1997, $3,193,000 in
                         1998, $7,358,000 in 1999, $1,187,000 in 2002 and
                         $7,313,000 in 2003.
                         -------------------------------------------------------
                         TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.
                         During the year ended June 30, 1995, the Fund's projected benefit obligations were reduced by $12,061, and a payment of $2,026 was made to a retired Trustee, resulting in an accumulated liability of $107,913 at June 30, 1995.


                         12  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING  DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends
   POLICIES (CONTINUED)    intends to declare dividends separately for Class A
                           and Class C shares from net investment income each
                           day the New York Stock Exchange is open for business
                           and pay such dividends monthly. Distributions from
                           net realized gains on investments, if any, will be
                           declared at least once each year.
                           -----------------------------------------------------
                           CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net
                           investment income (loss) and net realized gain (loss)
                           may differ for financial statement and tax purposes
                           primarily because of paydown gains and losses. The
                           character of the distributions made during the year
                           from net investment income or net realized gains may
                           differ from their ultimate characterization for
                           federal income tax purposes. Also, due to timing of
                           dividend distributions, the fiscal year in which
                           amounts are distributed may differ from the year that
                           the income or realized gain (loss) was recorded by
                           the Fund.
                                   During the year ended June 30, 1995, the Fund
                           changed the classification of distributions to
                           shareholders to better disclose the differences
                           between financial statement amounts and distributions
                           determined in accordance with income tax regulations.
                           Accordingly, during the year ended June 30, 1995,
                           amounts have been reclassified to reflect a decrease
                           in accumulated net realized loss on investments of
                           $66,251, a decrease in undistributed net investment
                           income of $51,661, and a decrease in paid-in capital
                           of $14,590.
                           -----------------------------------------------------
                           OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the average life of the respective securities.
                           Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

--------------------------------------------------------------------------------
2. SHARES OF               The Fund has authorized an unlimited number of no par
   BENEFICIAL INTEREST     value shares of beneficial interest of each class.
                           Transactions in shares of beneficial interest were as follows:

                                                  YEAR ENDED JUNE 30, 1995           YEAR ENDED JUNE 30, 1994(1)
                                                  -------------------------------------------------------------------
                                                  SHARES              AMOUNT         SHARES              AMOUNT
                         --------------------------------------------------------------------------------------------
                         Class A:
                         Sold                       7,076,177           $65,369,039     6,237,904        $  60,979,282
                         Dividends reinvested       1,868,269            17,288,287     1,913,674           18,566,281
                         Redeemed                  (9,758,134)          (90,113,007)  (12,746,027)        (123,943,881)
                                                   ----------           -----------   -----------        -------------
                         Net decrease                (813,688)          $(7,455,681)   (4,594,449)       $ (44,398,318)
                                                   ----------           -----------   -----------        -------------
                                                   ----------           -----------   -----------        -------------

                         -----------------------------------------------------------------------------------------------
                         Class C:
                         Sold                       1,086,358           $10,120,239       531,550        $   5,070,299
                         Dividends reinvested          35,316               327,690         5,284               49,363
                         Redeemed                    (425,453)           (3,939,172)      (73,322)            (680,730)
                                                   ----------           -----------   -----------        -------------
                         Net increase                 696,221            $6,508,757       463,512        $   4,438,932
                                                   ----------           -----------   -----------        -------------
                                                   ----------           -----------   -----------        -------------

                         1. For the year ended June 30, 1994 for Class A shares and for the period from December 1, 1993 to June 30, 1994 for Class C shares.

-------------------------------------------------------------------------------
3. UNREALIZED GAINS AND At June 30, 1995, net unrealized appreciation on LOSSES ON INVESTMENTS investments of $9,073,271 was composed of gross appreciation of $12,850,496, and gross depreciation of $3,777,225.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND   Management fees paid to the Manager were in accordance
   OTHER TRANSACTIONS    with the investment advisory agreement with the Fund
   WITH AFFILIATES       which provides for a fee of .65% of the first $200
                         million of average annual net assets of the Fund, .60%
                         of the next $100 million, .57% of the next $100 million, .55% of the next $400 million and .50% of net assets in excess of $800 million. The Manager voluntarily reduced the management fees to the current levels. Prior to January 3, 1995, management fees were as follows: .75% of the first $200 million of average annual net assets, .70% of the next $200 million, .65% of the next $400 million and .60% of net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

                         13  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND   For the year ended June 30, 1995, commissions (sales
   OTHER TRANSACTIONS    charges paid by investors) on sales of Class A shares
   WITH AFFILIATES       totaled $582,157, of which $169,246 was retained by
  (CONTINUED)            Oppenheimer Funds Distributor, Inc. (OFDI), a
                         subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class
                         B shares totaled $76,562, of which $4,633 was paid to an affiliated broker/dealer. During the period ended
                         June 30, 1995, OFDI received contingent deferred sales charges of $9,578 upon redemption of Class C shares.
                                   Oppenheimer Shareholder Services (OSS), a
                         division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.
                                   Under separate approved plans, each class may
                         expend up to 25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. In addition, Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class C shares sold prior to termination or discontinuance of the plan. During the year ended June 30, 1995, OFDI paid $53,292 and $2,782 to an affiliated broker/dealer as reimbursement for Class A and Class C personal service and maintenance expenses, respectively, and retained $58,050 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.

--------------------------------------------------------------------------------
5. OPTION ACTIVITY       The Fund may buy and sell put and call options, or
                         write covered put and call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
                                   The Fund generally purchases put options or
                         writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
                                   Options are valued daily based upon the last
                         sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
                                   The risk in writing a call option is that the
                         Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The
                         Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                         Written option activity for the year ended June 30, 1995 was as follows:


                                                                 CALL OPTIONS                       PUT OPTIONS
                                                                 -----------------------------      -----------------------------
                                                                 NUMBER              AMOUNT OF      NUMBER              AMOUNT
OF
                                                                 OF OPTIONS          PREMIUMS       OF OPTIONS          PREMIUMS
                         --------------------------------------------------------------------------------------------------------
                         Options outstanding at June 30, 1994     30,000             $290,625        80,000             $248,438
                         --------------------------------------------------------------------------------------------------------
                         Options closed                          (30,000)            (290,625)      (80,000)            (248,438)
                                                                 -------             --------       -------             --------
                         Options outstanding at June 30, 1995         --             $    --             --             $    --
                                                                 -------             --------       -------             --------
                                                                 -------             --------       -------             --------

                         14  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
6. ACQUISITION OF        On July 27, 1995, the Fund acquired all of the net
   OPPENHEIMER           assets of Oppenheimer Mortgage Income Fund, pursuant
   MORTGAGE              to an Agreement and Plan of Reorganization approved by
   INCOME FUND           the Oppenheimer Mortgage Income Fund shareholders on
                         July 12, 1995. The Fund issued 8,262,838 and 683,099
                         shares of beneficial interest for Class A and Class B, respectively, valued at $77,918,563 and $6,434,794 in exchange for the net assets, resulting in combined
                         Class A net assets of $385,440,401 and Class B net assets of $6,806,465 on July 27, 1995. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

--------------------------------------------------------------------------------
7. FUTURES CONTRACTS     The Fund may buy and sell interest rate futures
                         contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
                                   The Fund generally sells futures contracts to
                         hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
                                   Upon entering into a futures contract, the
                         Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments
                         (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
                                   Risks of entering into futures contracts (and
                         related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                               Appendix A

                    Description of Securities Ratings

Description of Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond ratings:

Standard & Poor's describes its four highest ratings for corporate debt as follows:

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in a small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal.

Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's describes its four highest corporate bond ratings as follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                               Appendix B

                        Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
   Electric Utilities*
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
   Gas Utilities*
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
   Telephone - Utility*
Textile/Apparel
Tobacco
Toys
Trucking


___________________
* For purposes of the Fund's investment policy not to concentrate in securities of issuers in the same industry, utilities are divided into "industries" according to their services (e.g., gas utilities, gas transmission utilities, electric utilities and telephone utilities are each considered a separate industry)

Investment Adviser
     Oppenheimer Management Corporation
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     Oppenheimer Funds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer and Shareholder Servicing  Agent
     Oppenheimer Shareholder Services
     P.O. Box 5270
     Denver, Colorado 80217
   1-800-525-7048

Custodian of Portfolio Securities
   Citibank, N.A.
   399 Park Avenue
   New York, New York 10043

Independent Auditors
     KPMG Peat Marwick LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
   Gordon Altman Butowsky Weitzen Shalov & Wein
   114 West 47th Street
   New York, New York  10036

                    OPPENHEIMER U.S. GOVERNMENT TRUST

                                FORM N-1A

                                 PART C

                            OTHER INFORMATION



Item 24.  Financial Statements and Exhibits
--------  ---------------------------------

     (a)  Financial Statements
          --------------------

          (1) Financial Highlights (see Part A, Prospectus): Filed herewith.

          (2) Report of Independent Auditors (see Part B, Statement of Additional Information): Filed herewith.

          (3)  Statement of Investments (see Part B, Statement of
Additional Information): Filed herewith.

          (4) Statement of Assets and Liabilities (see Part B, Statement of Additional Information): Filed herewith.

          (5)  Statement of Operations (see Part B, Statement of
Additional Information): Filed herewith.

          (6) Statements of Changes in Net Assets (see Part B, Statement of Additional Information): Filed herewith.

          (7) Notes to Financial Statements (see Part B, Statement of Additional Information): Filed herewith.

     (b)  Exhibits
          --------

          (1) Amended and Restated Declaration of Trust of Registrant dated June 1, 1992: Filed with Registrant's Post-Effective Amendment No. 20, 10/16/92, refiled with Registrant's Post-Effective Amendment No. 24, 8/24/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

          (2) By-Laws as amended through 8/6/87: Filed with Registrant's Form SE to its Form N-SAR for the fiscal year ended 6/30/88, refiled with Registrant's Post-Effective Amendment No. 24, 8/24/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

          (3)  Not applicable.

          (4)  (i)    Specimen Class A Share Certificate: Filed with
Registrant's Post-Effective Amendment No. 24, 8/24/94, and incorporated herein by reference.

               (ii) Specimen Class B Share Certificate: Filed with Registrant's Post-Effective Amendment No. 28, 5/26/95, and incorporated herein by reference.

               (iii) Specimen Class C Share Certificate; Filed with Registrant's Post-Effective Amendment No. 24, 8/24/94, and incorporated herein by reference.

          (5) Investment Advisory Agreement dated 5/25/95: Filed with Registrant's Post-Effective Amendment No. 28, 5/26/95, and incorporated herein by reference.

          (6)  (i)    General Distributor's Agreement dated 12/10/92:
Filed with Registrant's Post-Effective Amendment No. 21, 8/20/93, and incorporated herein by reference.

               (ii) Form of Oppenheimer Funds Distributor Inc. Dealer Agreement - Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (iii) Form of Oppenheimer Funds Distributor Inc. Broker Agreement - Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (iv) Form of Oppenheimer Funds Distributor Inc. Agency Agreement - Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (v)    Broker Agreement between Oppenheimer Fund
Management, Inc. and Newbridge Securities, Inc. dated 10/1/86: Filed with Post-Effective Amendment No. 25 of Oppenheimer Special Fund (Reg. No. 2-45272), 11/1/86, refiled with Post-Effective Amendment No. 45 of
Oppenheimer Special Fund (Reg. No. 4-5272) 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

          (7) Retirement Plan for Non-Interested Trustees or Directors (adopted by Registrant 6/7/90): Filed with Post-Effective Amendment No. 97, 8/30/90, of Oppenheimer Fund (Reg. No. 2-14586) refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

          (8)  (i)    Custody Agreement dated 11/12/92: Filed with Post-
Effective Amendment No. 21 of the Registrant's Registration Statement, 8/20/93, and incorporated herein by reference.

          (9)  Not applicable.

          (10) Opinion and Consent of Counsel dated 6/24/82: Filed with Registrant's Post-Effective Amendment No. 5, 8/31/84, refiled with Registrant's Post-Effective Amendment No. 24, 8/24/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

          (11) Independent Auditor's Consent: Filed herewith.

          (12) Not applicable.

          (13) Not applicable.

          (14) (i)    Form of Individual Retirement Account Trust
Agreement: Filed with Post-Effective Amendment No. 21 of the Registrant's Registration Statement, 8/20/93, and incorporated herein by reference.

               (ii) Form of prototype Standardized and Non-Standardized Profit Sharing Plans and Money Purchase Plans for self-employed persons and corporations: Filed with Post-Effective Amendment No. 15 to the Registration Statement of Oppenheimer Mortgage Income Fund (Reg. No. 33-
6614), 1/19/95, and incorporated herein by reference.

               (iii) Form of Tax-Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations:
Filed with Post-Effective Amendment No. 47 of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, and incorporated herein by reference.

               (iv) Form of Simplified Employee Pension IRA: Filed with Post-Effective Amendment No. 42 of Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94, and incorporated herein by reference.

               (v) Form of Prototype 401 (k) plan: Filed with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Strategic Income & Growth Fund (Reg. No. 33-47378), 9/28/95, and incorporated herein by reference.

          (15) (a) Service Plan and Agreement for Class A shares under Rule 12b-1 of the Investment Company Act of 1940 dated as of 6/10/93:
Filed with Registrant's Post-Effective Amendment No. 24, 8/24/94, and incorporated herein by reference.

               (b) Distribution and Service Plan and Agreement for Class
B Shares dated May 30, 1995 under Rule 12b-1 of the Investment Company
Act: Filed with Registrant's Post-Effective Amendment No. 28, 5/26/95, and incorporated herein by reference.

               (c) Distribution and Service Plan and Agreement for Class
C shares dated May 30, 1995 under Rule 12b-1 of the Investment Company
Act: Filed with Registrant's Post-Effective Amendment No. 28, 5/26/95, and incorporated herein by reference.

          (16) Performance computation schedule: Filed herewith.

          (17) (i)    Financial Data Schedule for Class A shares for the
fiscal year ended June 30, 1995 (audited) : Filed herewith.

               (ii) Financial Data Schedule for Class C shares for the fiscal year ended June 30, 1995 (audited): Filed herewith.

               (iii) Financial Data Schedule for Class B shares: Not applicable.

          (18) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 dated 10/24/95: Filed with Post-Effective Amendment No. 12 to the
Registration Statement of Oppenheimer California Tax-Exempt Fund (33-23566), 11/1/95, and incorporated herein by reference.

          --   Powers of Attorney: Filed with Post-Effective Amendment No.
21 of the Registrant's Registration Statement, 8/20/93, and incorporated herein by reference.

Item 25.  Persons Controlled by or under Common Control with Registrant
--------  -------------------------------------------------------------

     None.

Item 26.  Number of Holders of Securities
--------  -------------------------------


                                   Number of
                                   Record Holders
Title of Class                     as of October 6, 1995
--------------                     ---------------------
Shares of Beneficial Interest,     22,978
Class A shares
Shares of Beneficial Interest,        469
Class B shares
Shares of Beneficial Interest,        689
Class C shares



Item 27.  Indemnification
--------  ---------------

     Reference is made to Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Declaration of Trust filed as Exhibit (b)(1) to Registrant's Registration Statement and incorporated herein by reference.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser
--------  ----------------------------------------------------

     (a) Oppenheimer Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts
A and B hereof and listed in Item 28(b) below.

     (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Oppenheimer Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.


Name & Current Position
with Oppenheimer              Other Business and Connections
Management Corporation        During the Past Two Years
-----------------------       ------------------------------
Lawrence Apolito,             None.
Vice President

James C. Ayer, Jr.,           Vice President and Portfolio Manager of
Assistant Vice President      Oppenheimer Gold & Special Minerals Fund
                              and Oppenheimer Global Emerging Growth
                              Fund.

Victor Babin,                 None.
Senior Vice President

Robert J. Bishop              Assistant Treasurer of the Oppenheimer Funds
Assistant Vice President      (listed below); previously a Fund
                              Controller for Oppenheimer Management
                              Corporation (the "Manager").

Bruce Bartlett                Vice President and Portfolio Manager of
Vice President                Oppenheimer Total Return Fund, Inc.,
                              Oppenheimer Main Street Funds, Inc. and
                              Oppenheimer Variable Account Funds;
                              formerly a Vice President and Senior
                              Portfolio Manager at First of America
                              Investment Corp.

George Bowen                  Treasurer of the New York-based
Senior Vice President         Oppenheimer Funds; Vice President, Secretary
and Treasurer                 and Treasurer of the Denver-based
                              Oppenheimer Funds. Vice President and
                              Treasurer of Oppenheimer Funds Distributor,
                              Inc. (the "Distributor") and HarbourView
                              Asset Management Corporation
                              ("HarbourView"), an investment adviser
                              subsidiary of OMC; Senior Vice President,
                              Treasurer, Assistant Secretary and a
                              director of Centennial Asset Management
                              Corporation ("Centennial"), an investment
                              adviser subsidiary of the Manager; Vice
                              President, Treasurer and Secretary of
                              Shareholder Services, Inc. ("SSI") and
                              Shareholder Financial Services, Inc.
                              ("SFSI"), transfer agent subsidiaries of
                              OMC; President, Treasurer and Director of
                              Centennial Capital Corporation; Vice
                              President and Treasurer of Main
                              StreetAdvisers.

Michael A. Carbuto,           Vice President and Portfolio Manager of
Vice President                Oppenheimer Tax-Exempt Cash Reserves,
                              Centennial California Tax Exempt Trust,
                              Centennial New York Tax Exempt Trust and
                              Centennial Tax Exempt Trust; Vice President
                              of Centennial.

William Colbourne,            Formerly, Director of Alternative Staffing
Assistant Vice President      Resources, and Vice President of Human
                              Resources, American Cancer Society.

Lynn Coluccy, Vice President  Formerly Vice President\Director of
                              Internal Audit of the Manager.

O. Leonard Darling,           Formerly Co-Director of Fixed Income for
Executive Vice President      State Street Research & Management Co.

Robert A. Densen,             None.
Senior Vice President

Robert Doll, Jr.,             Vice President and Portfolio Manager of
Executive Vice President      Oppenheimer Growth Fund, Oppenheimer
                              Variable Account Funds, Oppenheimer Main
                              Street Funds, Inc. and Oppenheimer Target
                              Fund; Senior Vice President and Portfolio
                              Manager of Oppenheimer Strategic Income &
                              Growth Fund.

John Doney, Vice President    Vice President and Portfolio Manager of
                              Oppenheimer Equity Income Fund.

Andrew J. Donohue,            Secretary of the New York-based
Executive Vice President      Oppenheimer Funds; Vice President of the
& General Counsel             Denver-based Oppenheimer Funds; Executive
                              Vice President, Director and General
                              Counsel of the Distributor; formerly Senior
                              Vice President and Associate General
                              Counsel of the Manager and the Distributor.

Kenneth C. Eich,              Treasurer of Oppenheimer Acquisition
Executive Vice President/     Corporation
Chief Financial Officer

George Evans, Vice President  Vice President and Portfolio Manager of
                              Oppenheimer Variable Account Funds and
                              Oppenheimer Global Securities Fund.

Scott Farrar,                 Assistant Treasurer of the Oppenheimer
Assistant Vice President      Funds; previously a Fund Controller for the
                              Manager.

Katherine P.Feld              Vice President and Secretary of Oppenheimer
Vice President and            Funds Distributor, Inc.; Secretary of
Secretary                     HarbourView, Main Street Advisers, Inc. and
                              Centennial; Secretary, Vice President and
                              Director of Centennial Capital Corp.

Jon S. Fossel,                President and director of Oppenheimer
Chairman of the Board         Acquisition Corp. ("OAC"), the Manager's
and Director                  parent holding company; President, CEO and
                              a director of HarbourView; a director of
                              SSI and SFSI; President, Director, Trustee,
                              and Managing General Partner of the Denver-
                              based Oppenheimer Funds; President and
                              Chairman of the Board of Main Street
                              Advisers, Inc.; formerly Chief Executive
                              Officer of the Manager.

Robert G. Galli,              Trustee of the New York-based
Vice Chairman                 Oppenheimer Funds; Vice President and
                              Counsel of OAC; formerly he held the
                              following positions: a director of the
                              Distributor, Vice President and a director
                              of HarbourView and Centennial, a director
                              of SFSI and SSI, an officer of other
                              Oppenheimer Funds and Executive Vice
                              President & General Counsel of the Manager
                              and the Distributor.

Linda Gardner,                None.
Assistant Vice President

Ginger Gonzalez,              Formerly 1st Vice President/Director of
Vice President                Creative Services for Shearson Lehman
                              Brothers.


Mildred Gottlieb              Formerly served as a Strategy Consultant
Assistant Vice President      for the Private Client Division of Merrill
                              Lynch.

Dorothy Grunwager,            None.
Assistant Vice President

Caryn Halbrecht,              Vice President and Portfolio Manager of
Vice President                Oppenheimer Insured Tax-Exempt Fund and
                              Oppenheimer Intermediate Tax Exempt Fund;
                              an officer of other Oppenheimer Funds;
                              formerly Vice President of Fixed Income
                              Portfolio Management at Bankers Trust.

Barbara Hennigar,             President and Director of Shareholder
President and Chief           Financial Service, Inc.
Executive Officer of
Oppenheimer Shareholder
Services, a division of OMC.

Alan Hoden, Vice President    None.

Merryl Hoffman,               None.
Vice President

Scott T. Huebl,               None.
Assistant Vice President

Jane Ingalls,                 Formerly a Senior Associate with Robinson,
Assistant Vice President      Lake/Sawyer Miller.

Bennett Inkeles,              Formerly employed by Doremus & Company, an
Assistant Vice President      advertising agency.

Frank Jennings                Portfolio Manager of Oppenheimer Global
Vice President                Growth & Income Fund.  Formerly a Managing
                              Director of Global Equities at Paine
                              Webber's Mitchell Hutchins division.

Stephen Jobe,                 None.
Vice President

Heidi Kagan,                  None.
Assistant Vice President

Avram Kornberg,               Formerly a Vice President with Bankers
Vice President                Trust.

Paul LaRocco,                 Portfolio Manager of Oppenheimer Capital
Assistant Vice President      Appreciation Fund and Oppenheimer Variable
                              Account Funds; Associate Portfolio Manager
                              of Oppenheimer Discovery Fund.  Formerly a
                              Securities Analyst for Columbus Circle
                              Investors.

Mitchell J. Lindauer,         None.
Vice President

Loretta McCarthy,             None.
Senior Vice President

Bridget Macaskill,            Director and Trustee of the New York
President, Chief Executive    based Oppenheimer funds; Vice President
Officer and Director          and a Director of OAC; Director of
                              HarbourView; Director of Main Street
                              Advisers, Inc.; and Chairman of Shareholder
                              Services, Inc.

Sally Marzouk,                None.
Vice President

Marilyn Miller,               Formerly a Director of marketing for
Vice President                TransAmerica Fund Management Company.

Denis R. Molleur,             None.
Vice President

Kenneth Nadler,               None.
Vice President

David Negri,                  Vice President and Portfolio Manager of
Vice President                Oppenheimer Strategic Bond Fund,
                              Oppenheimer Multiple Strategies Fund,
                              Oppenheimer Asset Allocation Fund,
                              Oppenheimer Strategic Income Fund,
                              Oppenheimer Strategic Income & Growth Fund,
                              Oppenheimer High Income Fund, Oppenheimer
                              Variable Account Funds and Oppenheimer Bond
                              Fund; an officer of other Oppenheimer
                              Funds.

Barbara Niederbrach,          None.
Assistant Vice President

Stuart Novek,                 Formerly a Director Account Supervisor for
Vice President                J. Walter Thompson.

Robert A. Nowaczyk,           None.
Vice President

Robert E. Patterson,          Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Main Street California Tax-
                              Exempt Fund, Oppenheimer Insured Tax-Exempt
                              Fund, Oppenheimer Intermediate Tax-Exempt
                              Fund, Oppenheimer Florida Tax-Exempt Fund,
                              Oppenheimer New Jersey Tax-Exempt Fund,
                              Oppenheimer Pennsylvania Tax-Exempt Fund,
                              Oppenheimer California Tax-Exempt Fund,
                              Oppenheimer New York Tax-Exempt Fund and
                              Oppenheimer Tax-Free Bond Fund; Vice
                              President of the New York Tax-Exempt Income
                              Fund, Inc.; Vice President of Oppenheimer
                              Multi-Sector Income Trust.

Tilghman G. Pitts III,        Chairman and Director of the Distributor.
Executive Vice President
and Director

Jane Putnam,                  Associate Portfolio Manager of Oppenheimer
Assistant Vice President      Growth Fund and Oppenheimer Target Fund.
                              Vice President and Portfolio Manager for
                              Oppenheimer Variable Account Funds.
                              Formerly Fund; Senior Investment Officer
                              and Portfolio Manager with Chemical Bank.

Russell Read,                 Formerly an International Finance Consultant
Vice President                for Dow Chemical.

Thomas Reedy,                 Vice President of Oppenheimer Multi-Sector
Vice President                Income Trust and Oppenheimer Multi-
                              Government Trust; an officer of other
                              Oppenheimer Funds; formerly a Securities
                              Analyst for the Manager.

David Robertson,              None.
Vice President

Adam Rochlin,                 Formerly a Product Manager for Metropolitan
Assistant Vice President      Life Insurance Company.

David Rosenberg,              Vice President and Portfolio Manager of
Vice President                Oppenheimer Limited-Term Government Fund
                              and Oppenheimer U.S. Government Trust.
                              Formerly Vice President and Senior
                              Portfolio Manager for Delaware Investment
                              Advisors.

Richard H. Rubinstein,        Vice President and Portfolio Manager of
Vice President                Oppenheimer Asset Allocation Fund,
                              Oppenheimer Fund and Oppenheimer Multiple
                              Strategies Fund; an officer of other
                              Oppenheimer Funds; formerly Vice President
                              and Portfolio Manager/Security Analyst for
                              Oppenheimer Capital Corp., an investment
                              adviser.

Lawrence Rudnick,             Formerly Vice President of Dollar Dry Dock
Assistant Vice President      Bank.

James Ruff,                   None.
Executive Vice President

Ellen Schoenfeld,             None.
Assistant Vice President

Diane Sobin,                  Vice President and Portfolio Manager of
Vice President                Oppenheimer Total Return Fund, Inc.
                              Oppenheimer Main Street Funds, Inc. and
                              Oppenheimre Variable Account Funds;
                              formerly a Vice President and Senior
                              Portfolio Manager for Dean Witter
                              InterCapital, Inc.

Nancy Sperte,                 None.
Senior Vice President

Donald W. Spiro,              President and Trustee of the New York-based
Chairman Emeritus             Oppenheimer Funds; formerly Chairman of the
and Director                  Manager and the Distributor.

Arthur Steinmetz,             Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Strategic Income Fund,
                              Oppenheimer Strategic Income & Growth Fund;
                              an officer of other Oppenheimer Funds.

Ralph Stellmacher,            Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Champion Income Fund and
                              Oppenheimer High Yield Fund; an officer of
                              other Oppenheimer Funds.

John Stoma, Vice President    Formerly Vice President of Pension
                              Marketing with Manulife Financial.

James C. Swain,               Chairman, CEO and Trustee, Director or
Vice Chairman of the          Managing Partner of the Denver-based
Board of Directors            Oppenheimer Funds; President and a Director
and Director                  of Centennial; formerly President and
                              Director of OAMC, and Chairman of the Board
                              of SSI.

James Tobin, Vice President   None.

Jay Tracey, Vice President    Vice President of the Manager; Vice
                              President and Portfolio Manager of
                              Oppenheimer Discovery Fund.  Formerly
                              Managing Director of Buckingham Capital
                              Management.

Gary Tyc, Vice President,     Assistant Treasurer of the Distributor and
Assistant Secretary           SFSI.
and Assistant Treasurer

Jeffrey Van Giesen            Formerly employed by Kidder Peabody Asset
Vice President                Management.

Ashwin Vasan,                 Vice President and Portfolio Manager of
Vice President                Oppenheimer Multi-Sector Income Trust,
                              Oppenheimer Multi-Government Trust and
                              Oppenheimer International Bond Fund; an
                              officer of other Oppenheimer Funds.

Valerie Victorson,            None.
Vice President

Dorothy Warmack,              Vice President and Portfolio Manager of
Vice President                Daily Cash Accumulation Fund, Inc.,
                              Oppenheimer Cash Reserves, Centennial
                              America Fund, L.P., Centennial Government
                              Trust and Centennial Money Market Trust;
                              Vice President of Centennial.

Christine Wells,              None.
Vice President

William L. Wilby,             Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Global Fund and Oppenheimer
                              Global Growth & Income Fund; Vice President
                              of HarbourView; an officer of other
                              Oppenheimer Funds.

Susan Wilson-Perez,           None.
Vice President

Carol Wolf,                   Vice President and Portfolio Manager of
Vice President                Oppenheimer Money Market Fund, Inc.,
                              Centennial America Fund, L.P., Centennial
                              Government Trust, Centennial Money Market
                              Trust and Daily Cash Accumulation Fund,
                              Inc.; Vice President of Oppenheimer Multi-
                              Sector Income Trust; Vice President of
                              Centennial.

Robert G. Zack,               Associate General Counsel of the Manager;
Senior Vice President         Assistant Secretary of the Oppenheimer
and Assistant Secretary       Funds; Assistant Secretary of SSI, SFSI; an
                              officer of other Oppenheimer Funds.

Eva A. Zeff,                  An officer of certain Oppenheimer Funds;
Assistant Vice President      formerly a Securities Analyst for the
                              Manager.

Arthur J. Zimmer,             Vice President and Portfolio Manager of
Vice President                Centennial America Fund, L.P., Oppenheimer
                              Money Fund, Centennial Government Trust,
                              Centennial Money Market Trust and Daily
                              Cash Accumulation Fund, Inc.; Vice
                              President of Oppenheimer Multi-Sector
                              Income Trust; Vice President of Centennial;
                              an officer of other Oppenheimer Funds.


          The Oppenheimer Funds include the New York-based Oppenheimer Funds and the Denver-based Oppenheimer Funds set forth below:


          New York-based Oppenheimer Funds
          --------------------------------
          Oppenheimer Asset Allocation Fund
          Oppenheimer California Tax-Exempt Fund
          Oppenheimer Discovery Fund
          Oppenheimer Global Emerging Growth Fund
          Oppenheimer Global Fund
          Oppenheimer Global Growth & Income Fund
          Oppenheimer Gold & Special Minerals Fund
          Oppenheimer Growth Fund
          Oppenheimer Money Market Fund, Inc.
          Oppenheimer Multi-Government Trust
          Oppenheimer Multi-Sector Income Trust
          Oppenheimer Multi-State Tax-Exempt Trust
          Oppenheimer New York Tax-Exempt Fund
          Oppenheimer Fund
          Oppenheimer Target Fund
          Oppenheimer Tax-Free Bond Fund
          Oppenheimer U.S. Government Trust


          Denver-based Oppenheimer Funds
          ------------------------------
          Oppenheimer Cash Reserves
          Centennial America Fund, L.P.
          Centennial California Tax Exempt Trust
          Centennial Government Trust
          Centennial Money Market Trust
          Centennial New York Tax Exempt Trust
          Centennial Tax Exempt Trust
          Daily Cash Accumulation Fund, Inc.
          The New York Tax-Exempt Income Fund, Inc.
          Oppenheimer Champion Income Fund
          Oppenheimer Equity Income Fund
          Oppenheimer High Yield Fund
          Oppenheimer Integrity Funds
          Oppenheimer International Bond Fund
          Oppenheimer Limited-Term Government Fund
          Oppenheimer Main Street Funds, Inc.
          Oppenheimer Strategic Funds Trust
          Oppenheimer Strategic Income & Growth Fund
          Oppenheimer Tax-Exempt Fund
          Oppenheimer Total Return Fund, Inc.
          Oppenheimer Variable Account Funds


          The address of Oppenheimer Management Corporation, the New York-based Oppenheimer Funds, Oppenheimer Funds Distributor, Inc., Harbourview Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

          The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
Shareholder Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Main Street Advisers, Inc. is 3410 South Galena Street, Denver, Colorado 80231.

Item 29.  Principal Underwriter
--------  ---------------------

     (a) Oppenheimer Funds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Oppenheimer Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

     (b) The directors and officers of the Registrant's principal underwriter are:


                                                            Positions and
Name & Principal            Positions & Offices             Offices with
Business Address            with Underwriter                Registrant
----------------            -------------------             -------------
George Clarence Bowen+      Vice President & Treasurer      Treasurer

Christopher Blunt           Vice President                  None
6 Baker Avenue
Westport, CT  06880

Julie Bowers                Vice President                  None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan            Vice President                  None
1940 Cotswold Drive
Orlando, FL 32825

Mary Ann Bruce*             Senior Vice President -         None
                            Financial Institution Div.

Robert Coli                 Vice President                  None
12 Whitetail Lane
Bedminster, NJ 07921

Ronald T. Collins           Vice President                  None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030

Mary Crooks+                Vice President                  None

Paul Delli Bovi             Vice President                  None
750 West Broadway
Apt. 5M
Long Beach, NY  11561

Andrew John Donohue*        Executive Vice                  Secretary
                            President & Director

Wendy H. Ehrlich            Vice President                  None
4 Craig Street
Jericho, NY 11753

Kent Elwell                 Vice President                  None
41 Craig Place
Cranford, NJ  07016

John Ewalt                  Vice President                  None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*          Vice President & Secretary      None

Mark Ferro                  Vice President                  None
43 Market Street
Breezy Point, NY 11697

Wendy Fishler*              Vice President -                None
                            Financial Institution Div.

Wayne Flanagan              Vice President -                None
36 West Hill Road           Financial Institution Div.
Brookline, NH 03033

Ronald R. Foster            Senior Vice President -         None
11339 Avant Lane            Eastern Division Manager
Cincinnati, OH 45249

Patricia Gadecki            Vice President                  None
6026 First Ave. South,
Apt. 10
St. Petersburg, FL 33707

Luiggino Galleto            Vice President                  None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                  Vice President -                None
5506 Bryn Mawr              Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                Vice President/National         None
                            Sales Manager - Financial
                            Institution Div.

Sharon Hamilton             Vice President                  None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Carla Jiminez               Vice President                  None
609 Chimney Bluff Drive
Mt. Pleasant, SC 29464

Michael Keogh*              Vice President                  None

Richard Klein               Vice President                  None
4011 Queen Avenue South
Minneapolis, MN 55410

Hans Klehmet II             Vice President                  None
26542 Love Lane
Ramona, CA 92065

Ilene Kutno*                Assistant Vice President        None

Wayne A. LeBlang            Senior Vice President -         None
23 Fox Trail                Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                   Vice President -                None
7 Maize Court               Financial Institution Div.
Melville, NY 11747

James Loehle                Vice President                  None
30 John Street
Cranford, NJ  07016

Laura Mulhall*              Senior Vice President -         None
                            Director of Key Accounts

Charles Murray              Vice President                  None
50 Deerwood Drive
Littleton, CO 80127

Joseph Norton               Vice President                  None
1550 Bryant Street
San Francisco, CA  94103

Patrick Palmer              Vice President                  None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne               Vice President -                None
1307 Wandering Way Dr.      Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira               Vice President                  None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit           Vice President                  None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti               Vice President                  None
664 Circuit Road
Portsmouth, NH  03801

Tilghman G. Pitts, III*     Chairman & Director             None

Elaine Puleo*               Vice President -                None
                            Financial Institution Div.

Minnie Ra                   Vice President -                None
109 Peach Street            Financial Institution Div.
Avenel, NJ 07001

Ian Robertson               Vice President                  None
4204 Summit Wa
Marietta, GA 30066

Robert Romano               Vice President                  None
1512 Fallingbrook Drive
Fishers, IN 46038

James Ruff*                 President                       None

Timothy Schoeffler          Vice President                  None
3118 N. Military Road
Arlington, VA 22207

Mark Schon                  Vice President                  None
10483 E. Corrine Dr.
Scottsdale, AZ 85259

Michael Sciortino           Vice President                  None
785 Beau Chene Dr.
Mandeville, LA 70448

James A. Shaw               Vice President -                None
5155 West Fair Place        Financial Institution Div.
Littleton, CO 80123

Robert Shore                Vice President -                None
26 Baroness Lane            Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker               Vice President -                None
2017 N. Cleveland, #2       Financial Institution Div.
Chicago, IL  60614

Michael Stenger             Vice President                  None
C/O America Building
30 East Central Pkwy
Suite 1008
Cincinnati, OH 45202

George Sweeney              Vice President                  None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum        Vice President                  None
7123 Cornelia Lane
Dallas, TX  75214

Dave Thomas                 Vice President -                None
111 South Joliet Circle     Financial Institution Div.
#304
Aurora, CO  80112

Philip St. John Trimble     Vice President                  None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+              Assistant Treasurer             None

Mark Stephen Vandehey+      Vice President                  None

Gregory K. Wilson           Vice President                  None
2 Side Hill Road
Westport, CT 06880

Bernard J. Wolocko          Vice President                  None
33915 Grand River
Farmington, MI 48335

William Harvey Young+       Vice President                  None

* Two World Trade Center, New York, NY 10048-0203
+ 3410 South Galena St., Denver, CO 80231

     (c)  Not applicable.

Item 30.  Location of Accounts and Records
--------  --------------------------------

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are in the possession of Oppenheimer
Management Corporation, at its offices at 3410 South Galena Street, Denver, Colorado 80231.

Item 31.  Management Services
--------  -------------------

     Not applicable.

Item 32.  Undertakings
--------  ------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.

                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 31st day of October, 1995.

                         OPPENHEIMER U.S. GOVERNMENT TRUST

                         By:  /s/ Donald W. Spiro*
                              --------------------------
                              Donald W. Spiro, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                     Title               Date
----------                     -----               ----

/s/ Leon Levy*                 Chairman of the
---------------------------    Board of Trustees   October 31, 1995
Leon Levy

/s/ Donald W. Spiro*           President, Principal
---------------------------    Executive Officer
Donald W. Spiro                and Trustee         October 31, 1995

/s/ George Bowen*              Treasurer and
---------------------------    Principal Financial
George Bowen                   and Accounting
                               Officer             October 31, 1995

/s/ Leo Cherne*                Trustee             October 31, 1995
---------------------------
Leo Cherne

/s/ Robert G. Galli*           Trustee             October 31, 1995
---------------------------
Robert G. Galli

/s/ Benjamin Lipstein*         Trustee             October 31, 1995
---------------------------
Benjamin Lipstein

/s/ Bridget A. Macaskill       Trustee             October 31, 1995
---------------------------
Bridget A. Macaskill

/s/ Elizabeth B. Moynihan*     Trustee             October 31, 1995
---------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*        Trustee             October 31, 1995
---------------------------
Kenneth A. Randall

/s/ Edward V. Regan*           Trustee             October 31, 1995
---------------------------
Edward V. Regan


/s/ Russell S. Reynolds, Jr.*  Trustee             October 31, 1995
---------------------------
Russell S. Reynolds, Jr.


/s/ Sidney M. Robbins*         Trustee             October 31, 1995
---------------------------
Sidney M. Robbins


/s/ Pauline Trigere*           Trustee             October 31, 1995
---------------------------
Pauline Trigere

/s/ Clayton K. Yeutter*        Trustee             October 31, 1995
---------------------------
Clayton K. Yeutter



*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

                    OPPENHEIMER U.S. GOVERNMENT TRUST
                        Registration No. 2-76645


                     Post-Effective Amendment No. 29


                            Index to Exhibits


Exhibit No.      Description


24(a)(11)        Independent Auditor's Consent

24(b)(16)        Performance Computation Schedule

24(b)(17)(i)     Financial Data Schedule - Class A Shares

24(b)(17)(ii)    Financial Data Schedule - Class C Shares